VOTING TRUST AND ESCROW AGREEMENT

THIS VOTING TRUST AND ESCROW AGREEMENT (“Agreement”) is made and entered into as of the 25th day of February, 2008 by and among the board members of China Tianren Organic Food Holding Company Limited. (“China Tianren”), as attorney-in-fact for some shareholders of Entech Environmental Technologies, Inc.(the “Corporation”) set forth on Schedule A attached hereto (each a “Holder” and collectively, the “Holders”), and Lin Bai. (“Voting Trustees”).

RECITALS:

WHEREAS, each of the Holders shall own the Corporation’s $0.001 par value per share Series A Convertible Preferred Stock (together with the number of shares of Common Stock of the Company, par value $0.001 per share, issuable upon conversion of all or part of the Series A Convertible Preferred Stock described in the foregoing, collectively, the “Option Shares”). Such shares were issued by the Corporation in an aggregate number of 100,000 shares, which were determined by the Corporation in the Share Exchange Agreement entered into by Pacific Industry Holding Group Co. Ltd., (“Pacific Industry”) and the Corporation where all the shareholders of Pacific Industry shall sell, assign, transfer, convey and deliver their shares in Pacific Industry to the Corporation in exchange for the issuance to them shares of the Corporation.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and obligations set forth herein, the parties agree as follows:

1. Voting Trust.

1.1. Creation of Voting Trust. The Voting Trustees are hereby appointed under the voting trust created by this Agreement. During the term of this Agreement the Voting Trustees shall act as voting trustee in respect of the tendered shares of stock in the Corporation, and any additional voting shares subsequently received by the Voting Trustees as a result of the operation of this Agreement (such tendered shares and subsequent shares to be collectively referred to as the “Shares”), with all the powers, rights and privileges and subject to all the conditions and covenants hereinafter set forth.

1.2. Issue of Share Certificates To Voting Trustees. After the execution and delivery of this Agreement, when the Corporation issues shares to the Holders, it shall issue the shares in the name of the Voting Trustees one stock certificate representing the aggregate of the shares to Holders. The Voting Trustees are authorized and empowered to cause to be made any further transfers of the Shares which may become necessary through the occurrence of any change of persons holding the office of Voting Trustee.

1.3. Delivery of Voting Trust Certificates. Upon receipt by the Voting Trustees of the certificate for the Shares, the Voting Trustees shall hold the Shares, in trust, subject to the terms and conditions of this Agreement and shall deliver or cause to be delivered to each Holder voting trust certificates (“Voting Trust Certificates” or “Certificates”), in the form provided for in Section 2.1, representing in the aggregate the total number of Shares deposited by each Holder. The fact that such certificates are issued pursuant to this Agreement shall be noted by the Corporation on its stock transfer records.

1.4. Acceptance of Trust. The Voting Trustees accept the trust created hereby in accordance with all of the terms and conditions contained in this Agreement. The Shares shall be held by the Voting Trustees for the purposes of and in accordance with this Agreement, and none of the Shares, or any interest therein, shall be sold or otherwise disposed of, pledged or encumbered by the Voting Trustees, except as provided in this Agreement.

2. Voting Trust Certificates.

2.1. Form. The Voting Trust Certificates to be issued and delivered by the Voting Trustees under this Agreement in respect of the Shares shall be substantially in the following form, with such changes therein consistent with the provisions of this Agreement as the Voting Trustees and the attorney-in-fact for the Holders may from time to time approve:

THIS CERTIFICATE AND THE SECURITIES REPRESENTED BY IT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT OR OTHER QUALIFICATION RELATING TO THE CERTIFICATE AND SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION AND VOTING TRUSTEES RECEIVE AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND VOTING TRUSTEES THAT SUCH REGISTRATION OR OTHER QUALIFICATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH TRANSFER, SALE, OFFER OR DISPOSITION.

No. _________________________	_________________________Shares

_______________

[Holder’s Name]

VOTING TRUST CERTIFICATE FOR SERIES A CONVERTIBLE PREFERRED STOCK OF ENTECH
ENVIRONMENTAL TECHNOLOGIES, INC. (the “Corporation”)

THIS IS TO CERTIFY THAT:

1. This voting trust certificate is issued pursuant to, and the rights of the holder hereof are subject to the terms and conditions of, a Voting Trust and Escrow Agreement (the “Voting Trust Agreement”) dated [DATE] among certain of the shareholders (“Holders”) of Entech Environmental Technologies, Inc. (“Corporation”), and [TRUSTEES] (“Voting Trustees”). Copies of the Voting Trust Agreement are kept on file by the Voting Trustees in their offices at [ADDRESS], have been deposited with the Corporation at its registered office (or with the officer or agent having charge of its stock transfer books), and are open to inspection in accordance with the requirement of law.

2. By acceptance of this certificate, the Holder thereof, and every transferee, agrees to be bound by the terms of this certificate and of the Voting Trust Agreement.

3. Upon the termination of the Voting Trust Agreement, the Holder shall be entitled to receive a certificate or certificates for shares upon the release of such shares pursuant to Section 9.2 of the Voting Trust Agreement. Until such receipt or release the Holder shall from time to time be entitled to receive from the Voting Trustees dividends and distributions payable in cash and property other than voting stock of the Corporation, if any, received by or for the account of the Voting Trustees upon such shares. If the Voting Trustees shall receive any additional shares issued by way of dividend upon, or in exchange for the certificates for shares represented by this certificate, or upon the exercise of any right of subscription pursuant to Section 3.2 of the Voting Trust Agreement, the Voting Trustees shall hold such shares in accordance with the terms of the Voting Trust Agreement and shall issue Voting Trust Certificates in respect thereof.

4. Until the re-transfer to the Holder hereof of certificates for the shares represented by this certificate, the Voting Trustees shall possess and be entitled to exercise all rights and powers to vote the shares as provided in the Voting Trust Agreement, and no Holders of this certificate shall in such capacity have any rights or powers to vote such shares.

5. This certificate is transferable only on the books of the Voting Trustees to be kept by them, or their agents, upon surrender hereof (duly endorsed in blank or accompanied by a proper instrument or assignment duly executed in blank, together with all requisite transfer tax stamps attached thereto and an amount sufficient to pay all Federal, state and local taxes or other governmental charges, if any, then payable in respect of such transfer) by the registered Holder in person or by such Holder's duly authorized attorney. Until this certificate is so transferred, the Voting Trustees may treat the registered Holder hereof as the absolute owner hereof for all purposes whatsoever. The rights and powers to transfer this certificate are expressly limited by and subject to the transfer restrictions contained in the Voting Trust Agreement.

6. This certificate is not valid unless signed by the Voting Trustees.

The undersigned Voting Trustees have caused this certificate to be signed this [DATE].

________________________________
_________________________, Trustee
________________________________
_________________________, Trustee
2.2. Restrictions on Certificate Transfers

2.2.1. Applicability of Restrictions. The restrictions on transfer of Voting Trust Certificates are intended to apply during the term of the voting trust created under in this Agreement.

2.2.2. Restriction on Lifetime Disposition. No Holder shall dispose of (and the terms “dispose of” and “disposition” as used in this Agreement mean any sale, transfer, assignment, pledge, mortgage, distribution or other form of disposition or conveyance, whether voluntary, involuntary, or by operation of law, or in the case of a non-individual Holder, pursuant to a merger, consolidation, sale of assets or other reorganization, and whether testamentary or inter vivos) all or any part of his interest in a Voting Trust Certificate issued hereunder, except under the conditions set forth in this Agreement. Until the termination of this Agreement, each Voting Trust Certificate shall remain subject to this Agreement even though an offer or offers are made under this Agreement, but not accepted. Each person, personal representative, entity or successor in interest who acquires an interest in a Voting Trust Certificate issued hereunder shall hold it subject to the terms of this Agreement. Every transferee of a Voting Trust Certificate, by the acceptance of such Certificate, shall become a party to this Agreement, and shall assume all rights and obligations which the transferor had under this Agreement.

2.2.3. Disposition Upon Death. Upon the death of a Holder, the estate of the deceased Holder (or the distributee of the estate) shall be deemed to have succeeded to the decedent's interest in this Agreement, and shall be deemed to have agreed to assume decedent's obligations under this Agreement.

2.3 Transfer; Registered Holder; Transfer Books. The Voting Trustees shall keep available for inspection by Holders at the office of the Voting Trustees set forth in the Voting Trust Certificate (or at such other office of which the holders thereof have been notified in writing) correct and complete books and records of account relating to the voting trust created by this Agreement and a record of all Holders. The Voting Trust Certificates shall be transferable only on the books of the Voting Trustees, upon surrender of such Voting Trust Certificates (duly endorsed in blank or accompanied by a proper instrument of assignment duly executed in blank, together with all requisite transfer tax stamps attached thereto and an amount sufficient to pay all Federal, State and local taxes or other governmental charges, if any, then payable in connection with such transfer) by the registered Holder in person or by such Holder's duly authorized attorney. Upon the surrender of any Voting Trust Certificate for transfer, the Voting Trustees shall cancel such Voting Trust Certificate and issue to the transferee (and to the registered holder of such Voting Trust Certificate, in the case of a partial transfer) a new Voting Trust Certificate or Certificates in the same form and representing in the aggregate the same number of Shares of the Corporation as the Voting Trust Certificates presented for cancellation. Any Voting Trust Certificate or Certificates may be exchanged for another Voting Trust Certificate or other Voting Trust Certificates for a like aggregate amount, but in different denominations.

2.4. Record Ownership. The Voting Trustees may treat the registered Holder of each such Voting Trust Certificates as the absolute owner thereof for all purposes whatsoever, and accordingly shall not be required to recognize any legal, equitable or other claim or interest in such Voting Trust Certificate on the part of any other person, whether or not the Voting Trustees shall have express or other notice thereof.

2.5. Replacement of Mutilated or Lost Certificates. In case any Voting Trust Certificate shall become mutilated or be destroyed, lost or stolen, the registered Holder thereof shall immediately notify the Voting Trustees, who, subject to the following sentence, shall issue and deliver to such Holder a new Voting Trust Certificate of like tenor and denomination in exchange for and upon cancellation of the Voting Trust Certificate so mutilated, or in substitution for the Voting Trust Certificate so destroyed, lost or stolen. The applicant for such substituted Voting Trust Certificate shall furnish proof reasonably satisfactory to the Voting Trustees of such destruction, loss or theft, and, upon request, shall furnish indemnity reasonably satisfactory to the Voting Trustees and shall comply with such other reasonable requirements as the Voting Trustees may prescribe.

3. Dividends and Distributions; Subscriptions.

3.1. Dividends or Distributions Payable in Cash or Other Property. The Voting Trustees shall, from time to time, pay or cause to be paid to Holders, their pro rata share of any dividends or distributions payable in cash or property, other than voting stock of the Corporation, collected by the Voting Trustees upon the Shares deposited hereunder. For the purpose of making any such payment, or for any other purpose, the Voting Trustees may, in their discretion, fix such date as they may reasonably determine as a record date for the determination of persons entitled to any payments or other benefits hereunder, or order their transfer books closed for such period or periods of time as they shall deem proper.

3.2. Share Dividends or Distributions. The Voting Trustees shall receive and hold, subject to the terms of this Agreement, any voting stock of the Corporation issued in respect of the Shares by reason of any recapitalization, share dividend, split, combination or the like and shall issue and deliver Voting Trust Certificates therefor to the Holders in proportion to their respective interests therein as shown on the books of the Voting Trustees.

4. Matters Relating to Administration of Voting Trust; Voting.

4.1. Action by Voting Trustees. The number of Voting Trustees shall be two. In all matters except as expressly provided for in this Agreement, the Voting Trustees shall act as a group. The action of a majority of the entire number of Voting Trustees as stated above, expressed from time to time at a meeting, or by a writing without a meeting, shall, except as otherwise herein stated, constitute the action of the Voting Trustees and shall have the same effect as if assented to by all. At any meeting of the Voting Trustees, any Voting Trustee may vote in person or by written proxy given to any other Voting Trustee; and any Voting Trustee may give a power of attorney to any other Voting Trustee to sign for him in case of action of the Voting Trustees taken in writing without a meeting. The Voting Trustees may adopt their own rules of procedure.

4.2. Rights and Powers of Voting Trustees. The Voting Trustees shall possess and be entitled, subject to the provisions hereof, in their discretion, to exercise all the rights and powers of absolute owners of all Shares, including, but without limitation, the right to receive dividends on Shares, and the right to vote, consent in writing or otherwise act with respect to any corporate or shareholders' actions. Such corporate or shareholders' actions include, but are not limited to, any increase or reduction in the stated capital of the Corporation, any classification or reclassification of any of the shares as now or hereafter authorized into preferred or common stock or other classes of shares with or without par value, any amendment to the Articles of Incorporation or Bylaws, any merger or consolidation of the Corporation with other corporations, any sale of all or any part of its assets, and the creation of any mortgage or security interest in or lien on any property of the Corporation. It is expressly stipulated that no voting right shall pass to others by or under the Voting Trust Certificates, or by or under this Agreement, or by or under any other express or implied agreement.

4.3. Reserved.

4.4 Trustee Removal. The Voting Trustees may be individually removed by the affirmative vote of, or by a written instrument or instruments signed by, the Holders of Voting Trust Certificates representing 80% of the Shares in the Voting Trust created hereunder.

4.5. Resignation. A Voting Trustee may resign at any time by delivering his resignation in writing to the Holders, to take effect sixty days after the date of such delivery, whereupon all powers, rights and obligations of the resigning Voting Trustee under this Agreement shall cease and terminate, except as provided in this Agreement. If a successor Voting Trustee shall not have been appointed within sixty days after the giving of such written resignation, the Voting Trustees may apply to any court of competent jurisdiction to appoint a successor Voting Trustee to act until such time, if any, as a successor shall have been appointed as provided in Section 4.6.

4.6. Vacancies. If any vacancy shall occur in the position of Voting Trustee by reason of the death, removal, resignation, inability or refusal to act of a Voting Trustee, or otherwise, such vacancy shall be filled by the appointment of a successor by the Attorney-in-fact of the Holders. If there is at any time a vacancy in the office of Voting Trustee, the voting power of the shares of the Corporation evidenced by the Voting Trust Certificates shall continue to be exercised by the remaining Voting Trustees. Any successor Voting Trustee appointed as herein provided shall indicate his acceptance of such appointment by signing counterparts of this Agreement and delivering such counterparts to the Holders, and thereupon such successor shall be vested with all the rights, powers, duties and immunities herein conferred upon the Voting Trustees as if such successor had been originally a party to this Agreement as a Voting Trustee. The term “Voting Trustees” as used in this Agreement shall apply to and mean the original Voting Trustee hereunder and any successor.

4.7. Expenses, etc. The Holders shall reimburse the Voting Trustees for all reasonable expenses, including counsel fees, incurred by them in connection with the exercise of their powers and the performance of their duties under this Agreement.

The Holders shall reimburse the Voting Trustees for the cost of all transfer tax stamps required and all Federal, State and local taxes payable in connection with the deposit of the Shares in the voting trust pursuant to this Agreement and in connection with the re-transfer by the Voting Trustees of the Shares to the Holders upon the surrender of such certificates.

Any such expenses may be charged to the Holders of Voting Trust Certificates pro rata according to the number of Shares represented by the Certificates, and may be deducted from dividends or other distributions to them, or may be made a charge payable as a condition to the delivery of Shares in exchange for Voting Trust Certificates as provided herein, and the Voting Trustees shall be entitled to a lien therefor upon Shares, funds or other property in their possession.

4.8. Indemnification. The Holders shall indemnify and hold the Voting Trustees harmless from and against any and all liabilities, losses, costs, and expenses, including reasonable attorneys' fees, in connection with or arising out of the administration of the voting trust created by this Agreement or the exercise of any powers or the performance of any duties by them as herein provided or contemplated, to the fullest extent permitted under the law.

4.9. Reliance on Advice of Counsel. The Voting Trustees may consult with counsel concerning any question which may arise with reference to their duties or authority under this Agreement or any of the provisions hereof or any matter relating hereto, and the opinion of such counsel shall be a full and complete authorization and protection in respect of any action taken or omitted by the Voting Trustees here under in good faith and in accordance with such opinion of counsel, and the Voting Trustees shall not be liable for any damages sustained as a result thereof.

4.10. No Duty to Investigate. The Voting Trustees shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document submitted to the Voting Trustees.

4.11. Interest of Voting Trustees. The Voting Trustees assume no liability as shareholders, their interest hereunder being that of trustees only. The Voting Trustees will vote the Shares on all matters in accordance with the provisions of this Agreement, but they shall have no implied obligations and they assume no responsibility in respect of any action taken (or not taken) in pursuance of their votes so cast.

4.12. Compensation of Voting Trustees. No Voting Trustee shall be compensated for his service hereunder.

5. Holders of Voting Trust Certificates Bound.

All Voting Trust Certificates issued under this Agreement shall be issued, received, and held subject to all of the terms of this Agreement. Every registered Holder of a Voting Trust Certificate, and every bearer of a Voting Trust Certificate properly endorsed in blank or properly assigned, by the acceptance or holding thereof shall be deemed conclusively for all purposes to have assented to this Agreement and to all of its terms, conditions and provisions and shall be bound by this Agreement with the same force and effect as if such Holder or bearer had been originally a party to this Agreement.

6. Dissolution of Corporation.

In the event of the dissolution or total or partial liquidation of the Corporation, whether voluntary or involuntary, the Voting Trustees shall receive the moneys, securities, rights or property to which the Holders of Shares are entitled, and shall distribute the same among the Holders in proportion to their interests. Alternatively, the Voting Trustees may in their discretion deposit such moneys, securities, rights or property with any bank or trust company doing business in [LOCATION], with authority and instructions to distribute the same as above provided, and upon such deposit all further obligations or liabilities of the Voting Trustees in respect of such moneys, securities, rights or property so deposited shall cease.

7. Reorganization of Corporation.

In case the Corporation is merged into or consolidated with another corporation, or all or substantially all of the assets of the Corporation are transferred to another corporation, then in connection with such transfers the term “Corporation” for all purposes of this Agreement shall be taken to include such successor corporation, and the Voting Trustees shall receive and hold under this Agreement any voting stock of such successor corporation received on account of the ownership, as Voting Trustees hereunder, of Shares held hereunder prior to such merger, consolidation or transfer. Voting Trust Certificates issued and outstanding under this Agreement at the time of such merger, consolidation or transfer may remain outstanding, or the Voting Trustees may, in their discretion, substitute for such Voting Trust Certificates new voting trust certificates in appropriate form, and the term “Shares” as used herein shall be taken to include any shares which may be received by the Voting Trustees in lieu of all or any part of the shares of the Corporation.

8. Escrow Provisions.

8.1. Appointment of Voting Trustees as Escrow Agent. The Corporation and each Holder hereby appoint the Voting Trustees as escrow and selling agent in accordance with the terms and conditions set forth herein, and the Voting Trustees hereby accept such appointment. (The Voting Trustees, in their capacity as escrow and selling agent hereunder, are referred to herein as the “Agent.”)

8.2 Covenants of Holders Regarding Sale of Shares. Each Holder agrees (a) not to sell, transfer or convey any of the Shares or any interests therein for at least two years after the issuance to such Holder of a Voting Trust Certificate or Voting Trust Certificates for such Shares and (b) if, after the expiration of the two years period set forth in clause (a) of this Section 8.2, such Holder desires to sell all or a portion of such Shares, the Holder shall give the Voting Trustee a written authorization to sell all of a specific number of Shares owned by the Holder (the “Sale Notice”).

8.3 Sale of Shares by Agent. Upon receipt of a Sale Notice, the Agent shall use commercially reasonable efforts to sell the Shares authorized in the Sale Notice to be sold. The Agent shall be deemed to have acted in a commercially reasonable manner if (a) within 30 days after its receipt of the Sale Notice, it directs a licensed broker-dealer (“Broker”) to sell in one or more transactions at the prevailing market price at the time of sale the Shares authorized by the Holder to be sold, (b) directs the Broker to remit all of the net proceeds of such sale to the Agent, (c) delivers or causes to be delivered to the appropriate person on a timely basis for settlement of the sale, any certificate for the Shares which are sold and (d) within 30 days after receipt of the net proceeds of the sale of the Shares remits to the Holders such net proceeds. Notwithstanding the foregoing, the Agent may take such actions as it deems reasonable and appropriate to limit the sale of Shares or disregard the Sales Notice during any period where such sales may have a significant detrimental effect of the market price of the Shares or where such sales would violate applicable securities laws.

8.4 Exculpation and Indemnification of Agent.

(a) The Agent shall have no duties or responsibilities other than those expressly set forth herein. The Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Agent shall be under no liability to the other parties hereto to anyone else, by reason of any failure, on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person, to perform such person’s obligations under any such document. Except for amendments to this Agreement, the Agent shall not be obligated to recognize any agreement between any and all of the persons referred to herein, notwithstanding that references hereto may be made herein and whether or not it has knowledge thereof.

(b) The Agent shall not be liable to any party hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Agent) statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Agent to be genuine and to be signed or presented by the proper person or persons. The Agent shall not be bound by any of the terms thereof, unless evidenced by a writing delivered to the Agent signed by the proper party or parties and, if the duties or rights of the Agent are affected, unless it shall give its prior written consent thereto.

(c) The Agent shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this Agreement. The Agent shall have no responsibility with respect to the use or application of any funds or shares or other property paid or delivered by the Agent pursuant to the provisions hereof.

(d) The Agent shall have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the Agent, does not exist or has not occurred, without incurring liability to the other parties hereto or to anyone else for any action taken or omitted, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

(e) To the extent that the Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of funds or securities held hereunder or any payment made hereunder, the Agent may pay such taxes. The Agent may withhold from any payment of monies held by it hereunder such amount as the Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The Agent shall be indemnified and held harmless against any liability for taxes and for any penalties in respect of taxes, on such investment income or payments in the manner provided herein.

(f) The Agent will be indemnified and held harmless by the Corporation and each Holder from and against all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Agent in connection with any action, suit or proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Agent hereunder, except for claims relating to gross negligence by Agent or breach of this Agreement by the Agent, or the monies or other property held by it hereunder. Promptly after the receipt by the Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Agent shall, if a claim in respect thereof is to be made against the Corporation or a Holder, notify each of them thereof in writing, but the failure by the Agent to give such notice shall not relieve from any liability which the Corporation or the Holder may have to the Agent hereunder. Notwithstanding any obligation to make payments and deliveries hereunder, the Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its sole discretion, deem sufficient to indemnify itself for any such loss or expense and for any amounts due it hereunder. For the purpose hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Agent, the Corporation and the Holder, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

8.5 Resignation of Agent. The Agent may resign at any time and be discharged from its duties as Agent hereunder by giving the Corporation and the Holders at least 60 days’ written notice thereof. As soon as practicable after its resignation, the Agent shall turn over to a successor escrow agent appointed by the parties hereto all monies and properties held hereunder (less such amount as the Agent entitled to retain pursuant to this Agreement) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new agent is so appointed within the 60-day period following such notice of resignation, the Agent may deposit the aforesaid monies and property with any court it deems appropriate.

9. Term; Release of Shares.

9.1. Term. Each of the Holders may terminate this Agreement and the voting trust created hereby as to himself after the expiration of the two years period set forth in clause (a) of Section 8.2 of the Agreement by prior written request; the rest of the Holders may leave their shares in the voting trust and this Agreement is effective until they choose to take the shares out of the voting trust by a prior written request.

9.2. Exchange of Shares and Voting Trust Certificates. Upon the termination of this Agreement as to the Shares of Holder(s), the Voting Trustees, in exchange for and upon surrender of any Voting Trust Certificate then outstanding with respect to such Shares, shall, in accordance with the terms thereof and out of the Shares received and held by them hereunder, cause the Corporation to deliver to the Holder(s), certificates for Shares represented by such Voting Trust Certificate at the expense of such Holder(s). If the Holder(s) refuse to pay the expense so incurred, the Voting Trustees may sell certain amount of Shares for such expense. The voting trust created by this Agreement is effective until the Holder(s) receive the certificates for Shares represented by the Voting Trust Certificate. Furthermore, if any such delivery shall take place (i) after the record date for establishing holders of Shares entitled to vote at a meeting of stockholders but (ii) prior to the date of such meeting of stockholders, the Voting Trustees shall deliver with the certificates for Shares an irrevocable proxy authorizing the person in whose name the certificates for Shares are registered to vote such Shares at such meeting.

10. New Subscribers.

Any holder of shares of the Corporation may at any time become a subscriber hereto with respect to any such shares by subscribing to this Agreement and depositing the certificate representing his shares, accompanied by duly executed instruments of transfer. Such subscribers shall then become Holders as if they were original parties to this Agreement.

11. Miscellaneous.

11.1. Benefits of this Agreement; Survival. The terms of this Agreement shall be binding upon and inure to the benefit of and shall be enforceable by the Holders, the Voting Trustees, and their respective successors and assigns. The rights of the Voting Trustee under Sections 4.7 and 4.8 and of the Holders of Voting Trustee Certificates under Section 9.2 shall survive any termination of this Agreement or any resignation or removal of any Voting Trustee pursuant to the terms of this Agreement.

11.2. Notice. Any notice, request, offer, acceptance or other communication permitted or required to be given hereunder to the Voting Trustees shall be sent by certified mail or by courier service, return receipt requested, or hand-delivered to such person at the address set forth below:

Holders: to the Escrow Agent or if the Escrow Agent gives written notice to the Voting Trustees that the Escrow Agreement has been terminated, then by an announcement on our website .

Voting Trustees: Lin Bai

or at such other addresses as may be established by notice hereunder. Any notice so given shall be deemed effective at the time of delivery indicated on the duly completed postal service or courier receipt or when hand-delivered.

11.3. Severability. In case any provision of this Agreement shall be held to be invalid or unenforceable in whole or in part, neither the validity nor the enforceability of the remainder of this Agreement shall be in any way affected.

11.4. Descriptive Headings; Gender. The headings in this Agreement are for the convenience of reference only and shall not limit or otherwise affect the provisions hereof. The use of the masculine gender shall be deemed to include the feminine and neuter gender.

11.5. Counterparts of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

11.6. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of New York.

The respective parties have caused this Agreement to be executed as of the date first above written.

Voting Trustees:
/s/ Lin Bai
Lin Bai

Attorney-in-Fact for Holders:
/s/ Lin Bai
Lin Bai

				Schedule A

SERIAL NUMBER	TRUSTEESHIP CARD NUMBER	NAME	ID CARD NUMBER	ADDRESS	GENERAL SHARE NUMBER
1	77780	Li Lianfen	420112580428152	60-2-6-12, Donghu Road, Wuchang District, Wuhan, Hubei	572
2	78051	Zhang Xian	510215197111290416	No.2, West 4th Ring North Road, Haidian District, Beijing	11000
3	78412	Xin Suyun	610104401128266	No.1, No.25 Building, North-East Area, Longshou Village, Xi'an, Shaanxi	660
4	78419	Song Yanping	610103580629282	Room 205, Daban Building, University of Architecture & Technology, No.13, Middle Part, Yanta Road, Beilin District, Xi'an, Shaanxi	2200
5	78851	Huang Yan	510402691014184	Taiyangfeng Travel Service, Jinjiang Town, Panzhihua, Sichuan.	2200
6	78933	Fu Aihua	610113471212832	No.401, Unit 1, No.32 Building, No.49, Dianzi No.2 Road, Yanta District, Xi'an, Shaanxi	660
7	79021	Deng Mingshan	440222720910121	Government Of Chengnan Town, Shixing County, Shaoguan, Guangdong	1320
8	79037	Jiang Shunxing	11010819371114471X	1-2-1201, Dinghuidongli, Haidian District, Beijing	2880
9	79155	Meng Xianxiang	320323196302185235	Jiawangqingshanquan Supply and Marketing Cooperation, Xuzhou, Jiangsu	1400
10	79333	Zhang Wanxiang	370919196302223534	Laiwugangcheng Branch of China Construction Bank, No.36, Youyidajie, Gangcheng District, Laiwu, Shandong	2200
11	79414	Wu Lei	120107481122241	7-3-103, A No.10 Courtyard, Youneixijie, Xuanwu District, Beijing	2200
12	79427	Su Weiqiang	320583780120005	408 Room, No.16 Building, Zhonghuayuan North Village, Kunshan, Jiangsu	2200
13	79433	Tian Hongping	612301197803104322	206 Room, No.56, Louyi Village, Kunshan, Jiangsu	1540
14	79437	Guan Yalan	110104194910200023	No.8, Unit 1, North No.5 Building, Yong'an Road, Xuanwu District, Beijing	2200
15	79449	Liu Zhihai	220603791216161	No.3 Commune, Yulin Village, Sanchazi Town, Jiangyuan County, Jilin	1540
16	79461	Zhang Wencai	510103194106121613	3-2-2-3-5, Nanyi Road, Puyuan, Jinniu District, Chengdu, Sichuan	2860
17	79731	Huang Chaoquan	370305641022127	Power Management Center, Qilu Petroleum & Chemical Corporation, Gongshan Road, Linzi District, Zibo, Shandong	1430
18	79971	Yu Yang	230605197908031421	Otorhinolaryngology Section, People Hospital, Daqing, Heilongjiang	1100
19	80198	Zhao Tangli	320830711011121	No.61 Ziteng Garden, Shihoujie, Kunshan, Jiangsu	17200
20	80679	Kou Weihong	130402610502154	Magazine, News Center, China Three Gorges Head Office, No.80, Dongshan Ave., Yichang, Hubei	6000
21	80760	Lin Po	350502821019001	Room 402, Puxi China Travel Agency's Lodging House, Quanzhou, Fujian	1100
22	80875	Li Kai	413025197209296913		1100
23	81147	Xu Yutang	411002510929053	148 Law Service No.1 Office, Weidou District Judiciary Bureau, No.22, Renmin Road, Xuchang, Henan	858
24	81155	Huang Cailing	511124195702250021	151-2-4, Lirenjie, Shizhong District, Leshan, Sichuan	1144
25	81178	Zheng Minda	610113193801202150	5D, Unit 1, No.5 Building, No.1 Area, Century Chengyuandayuan, Haidian District, Beijing	2860
26	81190	Yang Jianchun	350427790205401	No.37, Fudong Road, Shaxian Telecommunication Ltd., Sanming, Fujian.	2860
27	81471	Li Fengqun	440301490529362	14-701, Huaqiang Residence Area, Fuhong Road, Futian District, Shenzhen, Guangdong	3718
28	81473	Zhang Chunhua	320502560508252	No.19 Building, Shengfengyuan, No.173, Dongwunanlu, Wuzhong District, Suzhou, Jiangsu	8600
29	81481	Wang Zhongju	370602641208214	No.21-7, Xinqing Lane, Zhifuxinshi South Road, Yantai, Shandong	660
30	81584	Chen Yarong	610113600614262	No.4, No.102 Row, Nanyaotou East Area, Tuanjie South Road, Yanta District, Xi'an, Shaanxi	2200

31	81921	Wang Huaping	411023730827416	Shen Yingshi c/o Wang Huaping, Room 1302, No.20 Building, Yuhuixili, Chaoyang District, Beijing	2200
32	81927	Yang Yueguo	330107720813111	No.104,Kangqiao Road,Hang'zhou,Zhejiang(Kangqiao Electical Station)	1100
33	82107	Gao Dan	511131198109252015	Cheng Wenbin, No.95329 Army, Xishui County, Hubei	1100
34	82387	Sun Yulan	652327195503190021	No.4-19, Retirement Center No.1 Station, Huaidong Petroleum Base, Fukang, Xinjiang	1100
35	82392	Wu Xirong	330124501023003	Room 403,Uint2,No.6 Building,Jinnan New Village,Jincheng Street, Lin'an Town,Zhejiang	1430
36	82470	Qi Keyu	110108250825542	5-7-402, No.7 Courtyard, Changwajie, Haidian District, Beijing	2200
37	82654	Xie Wen	110222195806052422	No.302, No.18 Building, Anhuali, Chaoyang District, Beijing	2200
38	82718	Yang Hongmei	51252719711203002X	A16-341, B Area, Wenquan Garden, Beiqijia Town, Changping District, Beijing	880
39	82720	Zeng BaoSan	450204620709031	10th Floor, Gongjiao Building, No.140, Sanzhong Road, Liuzhou, Guangxi	2200
40	82858	Yang Yueguo	330107197208131113	Credit Headquarter, No.192, Shenban Road, Hangzhou.	1320
41	82862	Xiao Li	510212197102062148	187-9-2, Qiaomenshan, Shapingba District, Chongqing	1430
42	82869	Tian Yuan	610303571006001	(Xiamen Branch of Railway No.1 Intitute)Hongye Mansion, No. 201, Hongbing North Road, Xiamen, Fujian	3000
43	82914	Ye Weijie	510203720829082	Investment Security Department, Lifan Group, No.60, Zhangjiawan, Shangqiao, Shapingba District, Chongqing	1430
44	83291	Yang Yaqing	130702810420032	No.83#, 2nd Floor of Underground,Doushiqing Garden, Western Street of Baizhi Lane,Xuanwu District, Beijing	2200
45	83292	Zhang Ming'an	110102195809062011	Materials Department, City Construction No.9 Company, No.81 Courtyard, Fuxing Road, Haidian District, Beijing	4400
46	83623	Wang Jiwei	110106197309224813	No.1204, No.6 Building, Pu'andongli, Fengtai District, Beijing	2200
47	84063	Guo Jinsheng	110105194907100415	5-2-6, Dongdaqiao Road, Chaoyang District, Beijing	2200
48	84178	Jiang Yuanmu	510215550212003	Beipei Hospital of Traditional Chinese Medicine, Beipei District, Chongqing	1430
49	84488	Cao Xiaoying	220303196901213024	No.2 Team, Liberation Committee, Jiefangjie, Tiedong District, Siping, Jilin	1716
50	85958	Xie Shuman	133025195605016622	Shanzhou Branch, Bank Of China, Shenzhou, Hebei	858
51	86669	Zhu Guanhau	110101194111281593	13-5-301, Nanhuxili, Chaoyang District, Beijing	2200
52	87673	Chen Songzhan	441425197004061737	Jingguangwei, Xizhuang Village, Luogang Town, Xingning, Guangdong	5600
53	87777	Zhang Tao	37040219730212101X	No.11, Qianling Lane, Limin Road, Shizhong District, Zaozhuang, Shandong	1430
54	87966	Fang Si	330625651202624	2nd Floor, No.356, Middle People Road, Jiyangjiedao, Zhuji, Zhejiang	2800
55	91530	Chen Ying	512301198110020266	Post Code:518001, 19a1 Jiafeng Company, Cooperation and Finance Building, No.3038, Tannan East Road, Luohu District, Shenzhen, Guangdong	2860
56	91539	Zhu Xinping	132430600330062	Zhou Xiaoguang c/o Zhu Xinping, A No.5, Shenggu North Road, Chaoyang District, Beijing	8600
57	95405	Wang Zisen	510821194201140012	Deputy Engineer Office, Chengchao Company, Wenjiang District, Chengdu, Sichuan	1430
58	96529	Hong Qigan	350121196205164055	No.39 Bai Shi Yang, Guanzhong Village, Jingxi Town, Minhou County, Fujian.	6292
59	97359	Xu Changtong	310103192908313215	No.194 Jianguo West Road, Luwan District, Shanghai.	2860
60	99861	Song Dehuang	450305197708080047	14th Floor, Seat A, Chuangxin Mansion, Tsinghua Science Park, Haidian District, Beijing	1100

61	101080	Sun Shibiao	310105195603270070	398-10-401, Longwu Road, Xuhui District, Shanghai.	2420
62	101471	Wang Xiangting	210204500810140	115-1-1-1, Malan North Street, Shahekou District, Dalian, Liaoning.	1430
63	101665	Wang Lei	110102196310082744	50-812, Dormitory of Youyi Guesthouse, Haidian District, Beijing.	4620
64	102389	Li Fasheng	210211641214195	No.57, Tianjing Street, Zhongshan District, Dalian, Liaoning.	2200
65	103905	Liu Huayu	210211197309200010	4-2, Ganxin Street, Ganjingzi District, Dalian, Liaoning.	2600
66	104030	Zhang Yunqing	210221194105290586	1-2-1,No.67, Raoshan Road, Xigang District, Dalian, Liaoning.	2000
67	107779	Huang Dandan	452226198402279224	No. 2 Middle School, Xingbin District, Laibin, Guangxi	5720
68	73889	Li Rong	340803390424232	7-2-403, Nan Village, Fangzhi South Road, Anqing, Anhui	1100
69	75231	Yan Jiankang	320523450615047	303 Room, West No.8 Building, Ku New Village, Yushan Town, Kunshan, Jiangsu	2860
70	75846	Feng Xuli	510215195611091641	Mail Address: No.252 Dian Ce Cun, Jiangbei, Chongqing, China ID Card Address: No.9-29-8-2 Beixia West Road, Beibei, Chongqing, China	5720
71	76315	Jia Xizhi	610102451130352	8-1-3, No.1, Xingfu Middle Road, Xincheng District, Xi’an.	2860
72	76469	Zhang Chunhua	610113194703142128	No.10, Zhangbadonglu, Yanta District, Xi'an Shaanxi(No.203 Office of Weapons Department)	1430
73	76624	Qian Guohua	340104580516251	(407-3-301, Yangtse River West Road) Hefel Milk Company, Anhui	7440
74	77185	Chen Yichun	350126193906060337	(Room 104, Seat No.10, Sanfeng Park)No.6, Xiyuan Garden, Wuhang Town, Changle, Fujian	2420
75	78210	Duan Cunxiang	610104400324835	B53-2-2-3, Xihang Garden, Baqiao District, Xi'an, Shaanxi	880
76	78420	Wu Lingyu	432901440309201	No.7010, Residence Area, Yongzhou People's Government, Hunan	2200
77	78670	Luo Hongbin	210423195612270019	Sun Li c/o Luo Hongbin, 6th Floor, Construction Mansion, No.39, Changlingjie, Architectural Design Office, Qingyuan Manzu Autonomous Region, Liaoning	1100
78	78834	Pang Bo	110102197908311526	No.79, Dashisijie, Xicheng District, Beijing	1100
79	78854	Wang Jian	130105197208101838	3-3-901, No.249, Taihuajie, Shijiazhuang, Hebei	1100
80	78931	Liu Minling	610104194911242127	West, 3/F, Unit 3, No. 6 Building, Residence Area, Tuberculosis Hospital, Xi'an, Shaanxi	660
81	79152	Chen Xiaohua	510221550818115	Xinxingnan KTV, 5th Floor, Dutai Building, No.39 Yubei Road, Shapingba District, Chongqing	26400
82	79162	Kuang Xianli	110108196710131515	Lanzhou City in Gansu Province,Power Supply Company,Yineng Design	1430
83	79323	Liu Xiangde	622322195511172010	Loading and Unloading Team, Railway Station, Jiayuguan, Gansu	4400
84	79409	Yang Jialing	120101430707352	NO.26, Baoxiangli, Guiyang Road, Heping District, Tianjin	1430
85	79428	Hao Yong	320828197901260210	202 Room, No.27 Building, Bailubeilu, Village, No.356, Bailu North Road, Kunshan, Jiangsu	1100
86	79458	Yu Kejun	622821420214041	9-1-101, West Area, Weiyanghu Garden, Changqing, Weiyang District, Xi'an, Shaanxi	2000
87	79589	Liu Yong	132801550521381	A4-1-201, Qianfeng Village, Changpu Road, Langfang, Hebei	2200
88	79848	Fu Wuping	310104197011015618	Room 601, No.151, 458 Lane, Nanqichang Road, Xincheng District, Songjiang District, Shanghai	2200
89	79965	Liang Zhikun	510212195605101314	No.75, Fenghuang Village, Labor Road, Shapingba District, Chongqing	1716
90	79967	Zeng Jing	420601721213701		1100

91	80194	Pan Weiliang	310104660202443	304 Room, No.6 Building, Hongfen No.2 Village, Kunshan, Jiangsu	660
92	80196	Zhang Jun	510121751204003	Yiteng Plane FPTU VQA, The Third Ave., Export Processing Area, Kunshan, Jiangsu	660
93	80404	Wang Zhichao	610113193003190423	Medicine Inspection Institute, Xi'an, Shaanxi	880
94	80570	Chen Qinglin	352627550115001	Xiahua Illumination, No.55, Beida East Road, Liancheng County, Fujian	2860
95	80572	Liang Haiming	130105196512291838	Hebei Branch, PICC Holding Co., No.606, Yuhua West Road, Shijiazhuang, Hebei	2860
96	80583	Yang Lihua	110104197511162051	13-2-102, Guangyili, Xuanwu District, Beijing	2200
97	80637	Zhou Kejuan	612526671226760	West 3/F, No.42 Building, A Area, Xihang Garden, Xinzhu Town, Baqiao District, Xi'an, Shaanxi	440
98	80680	Wu Chunmei	440902470224082	121-1-802, Guanghua North Road, Maoming, Guangdong	1100
99	80681	Liu Haiying	450204196304241442	Labour Union of Shiyiye, No.28, Hexi Road, Liuzhou, Guangxi	2088
100	80684	Zhang Jin	362201580110081	Post Area Center of Post Office, Yichun, Jiangxi	2288
101	80771	Wu Guojin	350500451120001	Room A-402, Fengze Commerce Building, Huxin Road, Fengze District, Quanzhou, Fujian	1400
102	80960	Lin Xuemei	352229196705010026	Telecommunications Bureau, Shouning County, Fujian	4400
103	81273	Li Kan	370602197208110411	Room 3604, Seat B, Phenix City, A No.5, Shuguangxili, Chaoyang District, Beijing	2200
104	81286	Wang Chuanjin	110102620506272	9-1-304, Exhibition Hall Road, Xicheng District, Beijing	1100
105	81288	Zhang Yuhui	522421196501091225	1-3-16, No.118, Huangjin Road, Yunyan District, Guiyang, Guizhou	4000
106	81455	Yang Cuiping	310109195801076020	Room 301, No.2, 1177 Lane, Changzhong Road, Zhabei District, Shanghai	1430
107	81457	Li Yi	210319621110001	Teachers Training School, Haicheng, Liaoning	1400
108	81463	Li Zhihong	11010319641114092X	No.301, Unit 4, No.18 Building, Mid Area, Jinyuchi, Chongzhi District, Beijing	1430
109	81483	Ge Hui	110108198005256813	No.1106, No.11 Building, Zhichundongli, Shuangyushu, Haidian District, Beijing	2200
110	81915	Ma Yuanqing	370103340701452	Room 1705, Seat A, Huitong Mansion, No.516, Jingqi Road, Jinan, Shandong	1400
111	81940	Zhuang Ying	43072219800708102X	Room 1201, Elevator A, A Building, Lijinghuayuan, North Road, Huancunfuyuan, Tianhe District, Guangzhou, Guangdong	4400
112	81944	Jiang Hongjuan	370631570202104	6-101, Government Family Members Building, Laidshan District, Yantai, Shandong.	6600
113	81954	Yue Demei	342201195304050462	No.298, Bianhe Mid Road, Suzhou, Anhui	2200
114	81957	Qiu Zuqin	321020440501091	503 Room, No.22 Building, Lianhua No.1 Area, Taizhou, Jiangsu	1430
115	82102	Dai Hua	340222196506050043	Kanghui Aloe Monopoly Shop, East Ring Road, Shouchun Town, Shou County, Liu'an, Anhui	3300
116	82124	Hao Peizhi	130604540115121	3-4-102, No.54, Zhangjiachang, Nanshi District, Baoding, Hebei	1100
117	82394	Wang Ping	110103196210211824	Room 506, No.2 Building, No.1 Area, Anhuili, Chaoyang District, Beijing	2200
118	82399	Shao Zhendong	110102196506060010	No.502, Unit 6, No.10 Building, Dinghexili, Huangcun Town, Daxing District, Beijing	2200
119	82717	Zong Zhenyun	310101196202125218	Room 104, No.10, 250 Lane, Qianxi Road, Baoshan District, Shanghai	3300
120	83601	Wang Zhongyi	11010719580102065X	5-405, 5 th Area of Jinding Street, Shijingshan District, Beijing.	2200

121	83786	Luo Minfeng	352102600605322	Freigh room,Chengdong Railway Station, Quanzhou, Fujian	1120
122	83798	Zhang Xuezeng	37011119511116101X	Room 102, Unit 1, No.16 Building, East Area, Nanquanfu Village Area, Licheng District, Jinan, Shandong	1760
123	84126	Li Enchun	362125196212080019	No.123, Zhongshan Road, Dongshan Town, Shangyou County, Jiangxi	6600
124	85358	Da Yanping	130626800608654	1st Floor, No.6 Building, Guoying Park, Nanxiaojie, Outside Xizhi Gate, Xicheng District, Beijing	1100
125	85418	Li Yanqi	110104197706163521	6-1-301, No.2 Yard, A Yuquan Road, Haidian, Beijing.	2860
126	85417	Yuan Jianjun	110107196410072115	No.1809, No.43 Building, Haita Garden, Shijingshan District, Beijing	2860
127	85736	Li Guanqing	44030119601016137X	1002-16-504, Huangbei Road, Luohu District, Shenzhen, Guangdong	5720
128	85743	Gu Qing	310230197401253724	Room 2, No.46, Baoxing Road, Bao Village, Chongming District, Shanghai	4400
129	85772	Jiao Yahong	440301196807214926	6-a-1304, Quanhai Garden, Futian District, ShenZhen, Guangdong	14300
130	86675	Xu Nianxing	320421511224041	Antisepsis Heat Preservation Factory, Guixi, Jiangxi	2200
131	87968	Li Zhiming	330323197112228333	No.12, Ganlin Road, Lecheng Town, Leqing, Zhejiang	2200
132	88791	Zhang Tielin	110105601015151	No.1101, No.6 Building, Guandongdian, Chaoyang District, Beijing	2200
133	91701	Liu Zhi	130203196707134253	12-41-6-402, Fengrun District, Tangshan, Hebei	8800
134	95241	Hu Jie	130705197811101245	Room 402, Unit 3, No.6 Building, No.208, LuShan Road, Huangdao District, Qingdao,Shandong	2200
135	95554	Wang Yu	110105197201240022	3-3-12, Ciyunsi, Chaoyang District, Beijing	5600
136	97295	Xu Wenhua	340102196501283533	No.20-406 Dongyuan new Village, Changjiang East Road, Dongshi District, Hefei, Anhui. No.20-406 Dongyuan new Village, Changjiang East Road, Yaohai District, Hefei, Anhui.	1100
137	99036	Huang Xiuying	310101194601184021	Room501, No.6 of Lane300, Hongshan Road, Pudong New Developed Area, shanghai.	2574
138	83751	Wang Xiangli	140102571111209	No.46, West Bingzhou Street, Taiyuan, Shanxi	6000
139	80769	Wu Wei	110102196610212758	5-1-501, A No.21, Baiwanzhuangdajie, Xicheng District, Beijing	3300
140	79591	Yang Guo'an	430403661025203	Hangyang Hualing Steel Tube Ltd., No.10, Dasu New Village, Chengnan District, Hangyang, Hunan	2860
141	77179	Hui Qiang	220381196107178013	Room 502, Unit 3, No.7 Building, Gaohong Village, No.30, Changqing No.1 Road, Weiyang District, Xi'an, Shaanxi	1100
142	81660	Zou Jicheng	320504441124301	105 Room, West Unit, No.63 Building, Yinqiao New Village, Suzhou, Jiangsu	5600
143	81585	Yu Xinliang	110101194111290035	6-1-502, Beilu Park, Xicheng District, Beijing	1320
144	93260	Wang Jing	11010319550914190X	No.205, No.21 Building, Nanli, Yongwaili Village, Chongwen District, Beijing	2860
145	85359	Guo Xu	110103198509030939	25-4-102, Wanquansinanli, Fengtai District, Beijing	2200
146	79721	Li Lin	420121197712130047	Motor Vehicle Checking and Measuring Center, Traffic Unit, Public Security Bureau, Caidian District, Wuhan, Hubei	7700
147	80235	Zhang Jianchen	110109198108101212	No.202, Unit 1, No.3 Building, China Rose Park Village, Mentougou District, Beijing	3300
148	104033	Li Lijie	230202600304002	No.1 Branch, Junbo Guest-house, Basement, No.20 Building, No.6 Area, Hepingli, Hepinglidongjie, Dongcheng District, Beijing	2600
149	87674	Jiang Hui	360124197808184819	Room 30, Underground First Floor, No.15 Building, No.A-2 Yard, Shaoyaoju, Chaoyang District, Beijing	2860
150	81998	He Guopeng	142602197405081516	Sheng'an No.2 Department, No.9 Road, Shanxi Aluminium Factory, Hejin, Shanxi	1100

151	81284	Shen Zhihua	110102590923279	9-1, Baiwanzhuangsi Area, Xicheng District, Beijing	4400
152	81374	Sun Jinglin	412932690716031	No.106, No.7 Building, Qingta Village, Fengtai District, Beijing	4400
153	81268	Yu Quansheng	210203560902551	3-7-2, No.243, Jiefang Road, Zhongshan District, Dalian, Liaoning	3000
154	89018	Lin Zhijun	350521197212227655	No.401, No.4 Building, Quangang No.1 Residence Area, Quanzhou, Fujian	2200
155	91531	Zhu Yujuan	330323641227522	No.10a204 Counter, Futianhuaqiang Electron World, Shenzhen, Duangdong	2860
156	89171	Chen Yongmei	342101196308060229	Reconnaissance Institute of Fuyang Water Conservancyy Bureau, Anhui	4000
157	79729	Hao Shuying	110106195210161227	9-1-2103, No.1, Beilijia, Liuliqiao, Fengtai District, Beijing	2200
158	85947	Wang Lijun	210302501218212	(No.2042 Letterbox) No.88-1, Shenying Road, Hi-tech Development Zone, Anshan, Liaoning	11440
159	80968	Liu Changlin	420500441224111	No.4-5-112, Hudijie, Yichang, Hubei	2200
160	82204	Wang Xiuzhen	150304420823302	2-2, No.6, Fenghua Building, Dwelling House Building of Wuda Mineral Bureau, Wuhai, Neimenggu.	6600
161	79726	Chen Jianping	320421196306120714	No.127, Ejing Gulf, Zheng Village, Yaoguan Town, Wujin, Jiangsu	4400
162	79448	Yang Xiulan	512301480216026	No.1-2, Uint 1, No.2 Building, No.178 Western People Road, Fuling District, Chongqing	1430
163	102392	Jiao Shuhong	440301197409094927	3-13a, Tianwei Garden, Futian District, Shenzhen, Guangdong	6600
164	85771	Zhou Ping	320705750905052	401 Room, No.3 Unit, No.238-4 Building, Longhe North Road, Xinpu Area, Lianyungang, Jiangsu	3960
165	84132	Wang Yonggang	321020197410180634	103 Room, No.23 Building, Teacher Third Village, Hailing District, Taizhou, Jiangsu	1100
166	85679	Ma Aixia	650103460524002	Big Yard, No.34, Transit Highway, Shayibake, Urumqi, Xinjiang	2200
167	81664	Xu Jianping	310112197507080026	Room 304, No.33, 158 Lane, Humin Road, Minxing District, Shanghai	6000
168	75764	Sun Tao	320622196304264578	Education Bureau, Rugao, Jiangsu	1740
169	94577	Chen Hao	110104198306032076	No.101, Unit 3, No.7 Building, Hirst Theater, Mentougou District, Beijing	2200
170	81154	Yi Huaxiong	433002540501001	Qiu Zhijin c/o Yi Huaxiong, Experiment Center, Civil Administration College, Changsha	5720
171	80478	Bai Jun	510221691117571	61-6-2, Jianbei No.1 Village, Jiangbei District, Chongqing	2800
172	77776	Li Minrong	610103470305362	102 Room, Unit 2, 34 Building, Shijiaxingcheng, Zhangba East Road, Yanta Road, Xi'an, Shaanxi	2200
173	99812	Huang Hua	350204197506174031	Room201,No.95 Hubinsanli, Siming District, Xiamen, Fujian.	4840
174	82412	Li Chunyou	110224197304021417	No.48, Jingji Road, Nangong Village, Yinghai Town, Daxing District, Beijing	2200
175	78940	Wang Liping	650203581028072	Liu Xinsheng c/o Liu Yuan, Intermediate Court, Karamay, XinJiang	1100
176	76037	Zhao Yitao	610103270825361	3/F, Unit 1, No.12 Yard, Zhuquedajie, Xi'an, Shaanxi	660
177	79727	Cheng Min	32010619581120122X	Room 6021, No.12, No.54 Lane, Siweitou, Shanxi Road, Nanjing, Jiangsu	2860
178	91153	Meng Lingwei	150202480404183	6-c2, Baiheyuan, Century Garden, Xihua Village, Shaoxian Road, Kun District, Baotou, Inner Mongolia	2200
179	84420	Che Sheng	420325197907130094	No.289, Xiaoxiguan, Chengguan Town ,hubei	4400
180	81925	Li Dongfang	320323196112197016	Teachers' Training Shool, Tongshan, Jiangsu	840

181	81197	Zhang Renlin	330203571010001	Room 728,No.7 Building,No.91,North Jiefang Road,Ning'bo zhejiang	4200
182	84133	Li Yan	320402620511142	Traditional Chinese Medical Hospital South Part, No.114, Qingliang Road, Changzhou, Jiangsu	2860
183	81920	Duan Tianfu	340826198107295219	No.148 Letterbox, Grade 05 Graduate Student, Institute of Mechanical and Electrical Engineering of Overseas Chinese University, Quanzhou, Fujian	1320
184	104454	An Weizheng	372401197905260030	Room 1206, Haiyou Building, No.6, Dongzhimenwaixiaojie, Dongcheng District, Beijing	2600
185	83768	Li Baozhu	110108197201221445	No.110, Zhaozhuizi Lane, Xuanwu District, Beijing	1540
186	79851	Zhou Jingxue	110107196506150317	No.602, Unit 4, No.25 Building, Hengshikouxili, Shijingshan District, Beijing	1430
187	100964	Hu Jianqun	310230195510221466	175-41-401, Hongsong Road, Minhang District, Shanghai.	3160
188	82721	Zheng Jun	110106197805271811	J3-1101, No.2 Courtyard, Tianhuabeijie, Beijing Economic Development Zone, Daxing District, Beijing	2200
189	100615	Cui Juntian	130228490702005	Wang ChaoyiôNo.227, Office, Institute of Continuing Education of University of Political Science and Law, No 25, Xitucheng Road, Haidian District, Beijing	2860
190	89020	Qian Weiguo	110104195907270412	14-4-502, No.6 Area, Longxing Park, Longguan Town, Changping District, Beijing	2860
191	81497	Yang Hongyou	110110196603110016	23-7-401, Jiandesili, Yanhuaxingcheng, Fangshan District, Beijing	3300
192	91534	Pan Cuirong	452727691213014	National Tax Bureau of Nandan County, Guanxi Zhuangzu Autonomous Region	6000
193	82655	Xie Wenling	110222196302150322	No.302, No.18 Building, No.1 Area, Anhuali, Chaoyang District, Beijing	4400
194	80244	Wu Chengxiao	511127620127121	Sixth team, Wu Village, General Township, Hongya County, Sichuan	2200
195	82653	Li Zhiqiang	110101197611274019	13-4-2, Shilibudongli, Chaoyang District, Beijing	715
196	87770	Zhou Jilin	350102530306036	(Lodging House of Provincial Science Information Institute)No.36, Bingxi Qixia Road, Drum Tower, Fuzhou, Fujian	1430
197	84038	Liang Haiquan	510921550929001	Pengxi Middle School, No.2, Xijie, Chicheng Town, Pengxi County, Sichuan	9720
198	75946	Wei Fengduo	412824821006222	506 Room, Unit 3, No.17 Building, Shengrong Garden, Zizhu Road, Kunshan, Jiangsu	1100
199	80204	Chen Yonggui	110108680403313	No.20, Nanxinzhuang Village, Sijiqing, Haidian District, Beijing	2200
200	80253	Xia Xiaoling	110108195608115725	No.8, Unit 21, No.5 Courtyard, Nandajie, Zhongguancun, Haidian District, Beijing	2200
201	81148	Luo Xinhua	310110560817088	Room 2, No.357, Yulin Road, Yangpu District, Shanghai	3300
202	80469	Lu Rufeng	310108560520161	Room 302, No.1120, Xietu Road, Xunhui District, Shanghai	2200
203	78855	Zheng Wei	452526700302003	No.61, No.2 Area, Chengxi No.2 Road, Beiliu, Guangxi	2200
204	75765	Wang Jinwen	510103195710285125	Devolopment Department, Sichuan Constuction Machine Group, Waibeidongzikou, Chengdu, Sichuan	1430
205	107802	Tang Yuehan	320402198110044326	Room 303, No.10 Building, Libaodihuayuan, Tianning District, Changzhou, Jiangsu	2200
206	96952	Guo Baojun	342125771010151	Mengcheng Civil Administration Bureau, Haozhou, Anhui	440
207	83150	Yu Xuanming	362228196712031314	Room 601, No.131, 451 Lane, Yangxin Road, Baoshan District, Shanghai	10600
208	81262	Yang Shengning	510111196401294698	Ma Min c/o Yang Shengning, A-3, No.81, Longjingnanjie, Wainancuqiao, Chengdu, Sichuan	2200
209	79719	Wang Youlin	320105440809141	18-1-303, Wuyi Road, Gulou Area, Nanjing, Jiangsu	2860
210	79463	Hu Jianping	362222621222001	Grain and Oil Wholesale Market, Gao'an County, Jiangxi (Mid Section, Gao'an Ave., Gao'an)	2800

211	85368	Ding Dagang	110101197906283510	No.65, Sanyanjing Lane, Dongcheng District, Beijing	1100
212	77554	Pang Zongming	452528197304274870	404 Room, No.2 Building, Yangguangkuncheng, Zizhu Road, Kunshan, Jiangsu	1100
213	101954	Tang Cuihong	340102197009024040	3-202, No.6 Shuguang Road, Baohe District, Hefei, Anhui.	1100
214	83703	He Jinming	610102420827233	West, 6/F, Unit 3, No.2 Building, No.129, South Part, Yanta Road, Xi'an, Shaanxi	2574
215	103252	Xu Jianli	352800520309002	Mr chenguoqing c/o Ms Xujianli, branch No.50 of mailbox21, Wulumuqi, Xinjiang.	4000
216	83600	Wei Wei	110106198301150914	No.0714, No.2 Building, No.6 Courtyard, Qingtaxili, Fengtai District, Beijing	1100
217	78857	Zhang Jinying	140202530813404	6-4-103, Yushuguanxili, Xicheng District, Beijing	2200
218	102545	Zhao Mingzhu	340702551227002	Bank of China , No.313, Changjiang Mid-Road, Luyang District, Hefei, Anhui.	8000
219	80406	Gou Weiping	610112195710144525	No.3, Third floor, No.29 Building, Residence Area, Railway Bureau, Beilin District, Xi'an, Shaanxi	2640
220	82200	Guo Weiping	610112195710144525	No.3, Third floor, No.29 Building, Residence Area, Railway Bureau, Beilin District, Xi'an, Shaanxi	1460
221	83704	He Hong	610113197707230030	West, 6/F, Unit 3, No.2 Building, No.129, South Part, Yanta Road, Yanta District, Xi'an, Shaanxi	3146
222	75766	Li Fangfang	610113195702252629	No.4, Row 68, Nanyaotou, South Section, Tuanjienanlu, Yanta District, Xi'an, Shaanxi	880
223	76800	Niu Yumei	610121380208418	Retirement Office, No. 203 Institute, No.10, Zhangba East Road, Xi'an, Shaanxi	1680
224	76963	Wang Guizhi	610104370817732	No.27, No.252 Building, Fenghuixifang, Lianhu District, Xi'an, Shaanxi	1120
225	76964	Li Meiying	610104351008732	No.8, No.253 Building, Fenghuixifang, Lianhu District, Xi'an, Shaanxi	220
226	76965	Jing Chunhua	610104380814062	Residence Area, Beer Factory, No.28, No.3 Builidng, No.50, Tangfangjie, Lianhu District, Xi'an, Shaanxi	220
227	76618	Ma Yulan	610121420529418	221-105, No.10, Zhangba East Road, Dianzicheng, Xi'an, Shaanxi	1320
228	76619	Li Xizhu	610103440712322	No.3, Unit 2, No.5 Building, No.12, Zhuyou Road, Xi'an, Shaanxi	1100
229	76621	Zhang Jiangshui	610103321010121	East family, 3rd floor, Mid Unit, No.6 Building, Family Members Yard of Haihong Axis Pump Factory, Chang'an District, Xi'an.	1540
230	76622	Miu Yali	610103421201244	No.65, Huangpuzhuang Village, Beilin District, Xi'an, Shaanxi	440
231	76792	Shi Yaqin	610121420124418	No.206, No.206 Building, No.203 Institute, No.10, Zhangba East Road, Xi'an, Shaanxi	2200
232	76795	Li Huiqing	610103450623242	No.137, Huangpuzhuang Village, Beilin District, Xi'an, Shaanxi	440
233	76796	Yang Haixian	610103591019242	No.146, Huangpuzhuang Village, Beilin District, Xi'an, Shaanxi	220
234	76799	Gao Wuhan	610103350515167	East, 1/F, Unit 2, No.19, Development Zone, Qinnianqingjie, Chang'an District, Xi'an, Shaanxi	880
235	79466	He Xiuling	610113370228004	Room 501, Unit 1, No.8 Building, No.109, Cuihua Road, Yanta District, Xi'an, Shaanxi	572
236	76216	Chen Zhihe	610113290417001	No.1, Unit 1, No.1 Building, Dongyuan, North Area, Residence Area, Xi'an Finance and Economics College, No.64, Xiaozhai East Road, Yanta District, Xi'an, Shaanxi	2200
237	76218	Qian Xuefang	610103361201368	31-1-4-8, No.8 Yard, Andongjie, Heping Gate, Xi'an, Shaanxi	1100
238	76461	Zhu Hongjun	610121670126800	West, West Building, 8#2, Haihong Residence Area, Qinnianjie, Chang'an District, Xi'an, Shaanxi	2200
239	76465	Dang Zhengxuan	610121410202001	Room 301, Unit 2, No.5 Building, Xi'an Institute of Geology and Exploration, No.56, Dulinxilu, Chang'an District, Xi'an, Shaanxi	1600
240	76471	Li Yi	610121400329121	West, Unit 3, No.7, Haihong Village, Qinnianjie, Chang'an District, Xian City, Shaanxi	1320

241	76962	Zeng Xiaojing	610104391114732	No.11, No.253 Building, Fenghuixifang, Lianhu District, Xi'an, Shaanxi	280
242	77019	Wang Guangming	430219731228591	506 Room, No.6, Qingchengzhilian, Kunshan, Jiangsu	4120
243	77180	Mi Zhenrong	610103320826161	East 3-3-2, Nongji Building, NO.2, Yucai Road, Xi'an, Shaanxi	1320
244	77320	Mu Jinhua	610121410224418	No.702, No.212 Building, 203 Institute, No.10, Zhangba East Road, Yanta District, Xi'an, Shaanxi	440
245	77769	He Jianxin	610113360601211	Retirement Office, No.10, Zhangba East Road, Yanta District, Xi'an, Shaanxi	1760
246	77774	Jin Wanying	610113193508250022	No.60, Leyou Road, South Section, Yanta Road, Xi'an, Shaanxi	2640
247	77775	Cui Huifang	610103660427264	Box 86-6, Xi'an, Shaanxi	1100
248	77777	Li Qinglin	610113193903232115	No.203 Institute, No.10, Zhangba East Road, Yanta District, Xi'an, Shaanxi	220
249	77897	Wang Zhihai	610104193510176136	No.11, No.320 Building, Laodongyifang, Lianhu District, Xi'an, Shaanxi	660
250	78198	Jia Jiyong	370404730104001	Office of Municipal Administration Landscape Garden Administration Bureau, 8th Floor, Shijianweidalou, No.1719, Guangming Ave., Zaozhuang, Shandong	1100
251	78203	Fan Shiyu	622101370424071	No.10, 5/F, Unit 1, No.11 Building, Yuqinyuan Village, Chang'an District, Xi'an, Shaanxi	1320
252	78204	Dai Jinshan	622101350119071	No.3, 2/F, Unit 1, No.5 Building, Yuqinyuan Village, Chang'an District, Xi'an, Shaanxi	440
253	78205	Xin Xiangli	610103481206324	Post to: No.301, No.4 Building, Jingke Garden, Chang'an District, Shaanxi Address: No.37, Xiajiazhuang, Beilin District, Xi'an, Shaanxi	1720
254	78206	Tian Hanxiang	610103192904262810	Dadi Team, No.4, Cehui Road, Beilin District, Xi'an, Shaanxi	220
255	78209	Zhang Yuxiao	622101391115072	No.6, 3/F, Unit 1, No.7 Building, Yuqinyuan Village, Chang'an District, Xi'an, Shaanxi	1540
256	78409	Gao Lin	61011319810319044X	No.2-3102, No.18, Chang'an Mid Road, Yanta District, Xi'an, Shaanxi	2200
257	78410	Ma Mingxia	610102471112152	No.46, 5/F, Unit 2, No.24 Building, North-East Area, Longshou Village, Lianhu District, Xi'an, Shaanxi	1100
258	78414	Guan Xiuying	610104340514614	No.4102, No.314 Building, Laodongyifang, Lianhu District, Xi'an, Shaanxi	220
259	78415	Zhao Baosheng	610104370705611	No.409, 335 Building, Xi'an Electtical Matericals Factory, Shaanxi	1200
260	78417	Huang Xiurong	610104361031732	No.55, No.252 Building, Fenghuixifang, Lianhu District, Xi'an, Shaanxi	280
261	78421	Du Jian	610402631202123	Physical Educational Department, Shaanxi Science and Technology University, No.49, Renmin West Road, Xianyang, Shaanxi	1400
262	78820	Yu Dongmei	610113481210212	No.12, Dianzi No.2 Road, Yanta District, Xi'an, Shaanxi	660
263	78828	Song Jinjian	610113380829003	Room 301, Unit 1, No.16 Building, No.119(Finance College District, Xi'an Jiaotong University), Cuihua Road, Yanta District, Xi'an, Shaanxi	1400
264	78839	Wang Guilan	610104351123612	No.25, No.320 Building, Laodong'erfang, Lianhu District, Xi'an, Shaanxi	660
265	78840	Yuan Shuqin	610104193609246149	No.39, No.320 Building, Laodongyifang, Lianhu District, Xi'an, Shaanxi	220
266	78841	Fu Haizhi	610104330413611	No.25, No.320 Building, Laodong'erfang, Lianhu District, Xi'an, Shaanxi	220
267	78847	Guo Yingwei	610113400912833	No.5 Building, Residence Area No.1, No.618 Institute, Dianzi No.1 Road, Dianzicheng, Yanta District, Xi'an, Shananxi	1320
268	78932	Song Guangqin	610104630713111	5-2-28, North-East area, Longshou Village, Lianhu District, Xi'an, Shaanxi	220
269	78934	Zhao Ximei	610113460929832	No.402, Unit 2, NO.32 Building, No.49, Dianzi No.2 Road, Yanta District, Xi'an, Shaanxi	660
270	78935	Shi Yongliu	610113350914831	32-2-202, No.49, Dianzi No.2 Road, Xi'an, Shaanxi	1100

271	79022	Guo Bingxia	612125450705054	Y11-11B, Yahezhineng Garden, Fengcheng No.1 Road, Weiyang District, Xi'an, Shaanxi	440
272	79023	Liu Qinhuan	610121451013047	(Xiangxiang Gift Store ) Chang'an No.2 Middle School, Xi'an, Shaanxi	440
273	79161	Sang Guotian	210203540405503	13-3-2-2, Yangchun Lane, Zhirenjie, Zhongshan District, Dalian, Liaoning	4400
274	79585	Pu Binxiong	610113541026831	No.601, Unit 1, No.9 Building, Residence Area, No.618 Institute, Dianzi No.1 Road, Yanta District, Xi'an, Shaanxi	1320
275	79592	Zhang Keyu	610103330818202	Room 3, 6/F, Unit 2, No.4 Building, Longqingfang, Xingqing Road, Xi'an, Shaanxi	600
276	79717	Wang Haiqin	612133195007123646	C68-2-2-12, Xihang Garden, Baqiao District, Xi'an, Shaanxi	880
277	79735	Wang Yamei	612727621210542	No.10, Mutazhai New Village, Zhangba Town, Yanta District, Xi'an, Shaanxi	440
278	80070	Xiao Hua	610121195001255106	East, 4/F, Unit 4, No.7 Building, No.1, Middle Part, Dianzixijie, Yanta District, Xi'an, Shaanxi	440
279	80081	Ren Yongjie	610113400805832	2-2-502, Retirement Office, 618 Institute, No.239, Dianzi No.1 Road, Xi'an, Shananxi	660
280	80188	Fan Junfang	610103410706122	9-1-6, East Bangzishijie, Xi'an, Shaanxi	1100
281	80189	Shen Fenglou	610113340523161	No.7, 1/F, Small Building, Xi'an Tuberculosis Hospital, Yanta District, Xi'an, Shaanxi	660
282	80197	Wang Dong	620302197804091419	E-506 Room, Nurse Area, No.55, Heilongjiang North Road, Kunshan, Jiangsu	1100
283	80259	Cao Gengxiang	610104410924511	No.9, 3/F, Unit 1, Residence Area, Huancheng West Road Office, Tietasi, Huancheng West Road, Xi'an, Shaanxi	1540
284	80261	Zhang Ju'e	610104490118732	No.5, Shijiaweiqiang, Tumen, Lianhu District, Xi'an, Shaanxi	1100
285	80474	Xu Wenzhen	610103320311362	West 3/F, Unit 3, No.2 Building, No.129, South Part, Yanta Road, Beilin District, Xi'an, Shaanxi	1100
286	80594	Lv Yanzhen	610113380401212	No.205, Unit 3, No. 1 Building, No.39 Institute, Dianzi No.2 Road, Xi'an, Shaanxi	660
287	80597	Zhang Yuhui	610113590929218	307 Room, No.12, Dianzi No.2 Road, Dianzicheng, Yanta District, Xi'an, Shaanxi	440
288	80607	Zhang Shanyi	622101310607071	No.34, 3rd Floor, Unit 3, No.11 Building, Yuqinyuan Village, Chang'an District, Xi'an, Shaanxi	440
289	80610	Yang Xiaofa	622101380320001	No.36, 4/F, Unit 3, No.3 Building, Yuqinyuan Village, Chang'an District, Xi'an, Shaanxi	880
290	80612	Yang Yinhua	610113460305214	No.2-203, No.5 Building, No.39 Institute, Dianzi No.2 Road, Xi'an, Shaanxi	800
291	80618	Zhang Rui'e	610113370521162	East 4/F, Unit 4, NO.9 Building, South Yard, Xi'an Science and Technology University, Xi'an,Shaanxi	880
292	80619	Liu Chunlan	610113380920212	No.2-204, No. 16 Building, No.39 Institute, Dianzi No.2 Road, Xi'an, Shaanxi	800
293	80622	Li Mingyi	610104611112007	Medicine Inspection Institute, Xi'an, Shaanxi	660
294	80624	Zhu Xiuzhen	610104351116614	No.6, 3/F, 518 Building, Laodongyifang, Lianhu District, Xi'an, Shaanxi	340
295	80625	Yang Xiquan	610103340929365	No.96, Hanguang North Road, Beilin District, Xi'an, Shaanxi	1738
296	80632	Xu Ailian	610125431010004	West, 4/F, No.51, Area A, Xihang Garden, Xi'an,Shaanxi	1100
297	80635	Li Xingrang	610113280715001	Room 501, Unit 1, No.8 Building, No.109, Cuihua Road, Yanta District, Xi'an, Shaanxi	572
298	81456	Xie Baoying	610121196904240022	Trasportation Management Station, Chang'an District, Xi'an, Shaanxi	2200
299	81581	Chen Ya'ai	610104660214442	No.65, Liangjiazhuang, Lianhu District, Xi'an, Shaanxi	2420
300	81582	Wang Ronghua	610113194802142641	No.4, No.7 Row, Nanyaotou East Area, Tuanjie South Road, Yanta District, Xi'an, Shaanxi	3300

301	83693	Li Zhizhen	610104195511299516	No.2, No.89 Building, Henghao East Road, Lianhu District, Xi'an, Shaanxi	660
302	83694	Song Jinju	610113621109292	No.10, No.12 Building, 3507 Residence Area, Yanta District, Xi'an, Shaanxi	660
303	83697	Fu Kangping	610113660513294	No.36, No.43 Building, No.7 Yard, Kunming Road, Yanta District, Xi'an, Shaanxi	220
304	83698	Sun Ying	610104350825614	319-5-51, Laodong'erfang, Lianhu District, Xi'an, Shaanxi	220
305	83699	Wang Lisha	610104620424612	No.13, Single-storey house, No.48, Daxingdonglu, Lianhu District, Xi'an, Shaanxi	220
306	83702	Deng Dahong	610113193901111613	No.1, Unit 2, No.26 Building, Shaanxi Normal University, Xi'an, Shaanxi	220
307	100614	He Zhonghua	372525197308192128	Room 702, Unit 2, Seat B, Kangqiaoshuijun, No.10, Quanzong Road, Haidian District, Beijing	1430
308	84018	Pei Shulan	110101195910254545	Room 2002, No.20 Building, No.1 Area, Anhuili, Chaoyang District, Beijing	1430
309	100009	Liu Xiaoyan	340103630319302	No.333 Changjiang Road, Zhongshi District, Hefei, Anhui.	2200
310	100011	Huang Hongfen	340121196909230063	Shuangfeng Experiments Elementary School, Changfeng Cunty, Hefei, Anhui.	2100
311	100014	Ling Pingying	342425451220792	72-13-301 of Yuexi Road, Xishi District, Hefei, Anhui.	1100
312	100015	Lin Yuping	352625197309175495	No.01 Shangwu Road, Yuantian Village, Wudong Town, Wuping County, Fujian.	1210
313	100268	Mai Youzhen	330103194906270728	Room201, No.123 Lelements, Wulin Road, Hangzhou.	1210
314	100417	Ni Naijing	210219196608265726	15-5-2, Changli Alley, Zhongshan District, Dalian, Liaoning.	2200
315	100422	Zhang Yuncai	210204193310175770	19-501, Lianshan Street, Dalian, Liaoning.	2080
316	100475	Zhou Zeying	310226194303160024	353-7-1202 Ningxia RoadôPuto DistrictôShanghai	1210
317	100610	Fan Rongxiang	110108195107152712	Room 402, Unit 7, Dormitory of Beijing Air Entrainment Factory, Haidian District, Beijing.	1700
318	101074	Chen Ying	350322198907161621	122-7D, Haitian Road, Huli District, Xiamen, Fujian.	1210
319	101077	Chen Aoding	310104194212301211	820-60-206, Julu Road, Jinan District, Shanghai.	1210
320	101079	Jiang Yuzhi	340104471108252	77-11-104, South Hezuohua Road, Shushan District, Hefei, Anhui.	2200
321	101083	Wu Fengwan	440183198206295524	Room 423, West Century Public Square, Nanyoudongbin Road, Nanshan District, Guangdong.	1440
322	101449	Jiang Feng	310111196310090414	1415-59-704, Jiangning Road, Puto District, Shanghai.	1210
323	101465	Zhao Ying	210203197401204049	15-201, Jinxiu Garden, Shahekou District, Dalian, Liaoning.	1100
324	101469	Wang Juan	210624197611235445	3-3-2, Unit 1, Qiyi Street, Zhongshan District, Dalian, Liaoning.	2200
325	101470	Li Guizhen	210204541010004	1-4-2, Songlin Alley, Xigang District, Dalian, Liaoning.	1100
326	101472	Liu Yonghang	210203196309210011	3-1,No.70 Huashun Street, Shahekou District, Dalian, Liaoning.	2200
327	101474	Jiang Hong	210221197505310666	15-4-6-3, Tiyuchang Housing estate, Jinzhou District, Dalian,Liaoning.	1100
328	101477	Li Lian	210202600307494	12-2-201, Zhenzhu Alley, Shahekou District, Dalianm, Liaoning.	2200
329	101660	Chen Pengying	350621197001206526	No.85, Back of Ridge, Fengming Village, Dongyuan Town, Longhai, Fujian.	1210
330	101664	Su Meifen	210302193904041246	1-7-19, Building 19, Iron East 7th Street, Iron East District, Anshan, Liaoning.	1430

331	101945	Zhong Yudian	350211196912081518	Zhongzhai Agency, Zhongzhai Village, Huli District, Xiamen, Fujian.	1210
332	101950	Wang Bangrong	340103196302102556	No.509 East, 87-2, Suixi Road, Louyang District, Hefei, Anhui.	1100
333	101951	Wang Renhe	340103194611103510	99-9-403, Taihu East Road, Baohe District, Hefei, Anhui.	1100
334	102032	Gao Qingyu	320525500203254	5-201, Tilt Bridge, Songling Town, Wujiang, Jiangsu.	1100
335	102391	Yang Guifeng	210202193312182226	1-5-2,No.42, Xincheng Alley, Xigang District, Dalian, Liaoning.	1100
336	102399	Lou Yinbao	310107193802242885	Room 214to15,No.70, the second Caoyang Village, Putuo District, Shanghai.	1210
337	102552	Xu Shiquan	340111481207751	Room 79 to 402, West Garden New Village, Hefei, Anhui.	1100
338	102555	Yu Xiwu	210203680815553	16-1-1, Liansheng Alley, Zhongshan District, Dalian, Liaoning.	2180
339	102557	Zhang Jieping	110101195201241020	Room503, Building 2, Qianmen east Uptown, Chongwen District, Beijing.	1400
340	102590	Xue Jiandi	110102193512130042	2-2-203, One Area, Sanlihe, Xicheng District, Beijing.	1430
341	102591	Xiong Junqiu	340103194309041523	252-6-406, Shouchun Road, Luyang District, Hefei, Anhui.	1100
342	102593	Luan Yanbo	130826198409265024	Room342, Unit25#3, Xizhimen Huangjun East linling, Haidian District,Beijing.	1100
343	102594	Li Xueqing	110102196405010479	130-5-301, , Dewai'ande Road, Xicheng District, Beijing	1400
344	103250	Luo Ning	110103197512101238	9-2-302, Red Star North Lining, Jiugong Town, Daxing District, Beijing.	780
345	103898	Li Yabo	230202197304071640	22-3-401, Bajiao Li, Shijingshan District, Beijing.	1000
346	103907	Ren Songdong	210204380801533	38-1-4-2, Nansha Street, Dalian, Liaoning.	1560
347	103911	Li Ying	110108196412090743	88-1-1203, 6th Area, Shijichengyuandayuan, Haidian District, Beijing.	1000
348	103912	Zhang Dongmei	11010819521217274X	7-1-402, Dormitory of Beijing Aerocrete factory, Haidian District, Beijing.	1000
349	103913	Zhang Yanling	440301196406097845	612-5-8, No.79, Fuxing Road, Haidian District, Beijing.	1000
350	104027	Li Yundong	412725197005284635	Dali Village, Renji Countryside, Luyi County, Henan.	780
351	104031	Meng Zhongping	210202193804105446	1-7-2,No.62, Tieshan Alley, Zhongshan District, Dalian, Liaoning.	1400
352	104032	Cheng Ming	21020219621031122X	1-4-2,No.623, Xinan Road, Shahekou District, Dalian, Liaoning.	1000
353	104862	Chen Zhangju	340103360307151	89-6-505, Funan Road, Luyang District, Hefei, Anhui.	2000
354	107777	Fan Qiongbi	512922196903295847	Team 2, Xiejia’an Village, Liuma Town, Nanbu District, Chongqing	1100
355	107780	Xu Xiaoling	110105195910137563	Room 4-1-102, No.120, Xigexinli, Shazikou, Yongwai, Chongwen District, Beijing	1300
356	74843	Wang Lin	450304197610010511	14-1-2-2, Teixicaihong Village, Guilin, Guangxi	1100
357	74844	Hang Xiaoying	450103197909202529	Wu Kunbao c/o Huang Xiaoying, No.401, Unit 2, No.9 Building, No.137 Courtyard, North Road, West 4th Ring Road, Haidian District, Beijing	1100
358	75419	Yuan Qiyun	320503510604151	No.65, Hexing West Road, Kunshan, Jiangsu	1100
359	75420	Wu Meilan	320523196310156320	No.149, Ziteng Garden, Tailushihoujie, Kunshan, Jiangsu	1430
360	75751	Liu Ting	510203750612082	T2-17-1, Huatingjinyuan, No.1 Bridge, Yuzhong District, Chongqing	1430

361	75754	Zhang Nanjun	510202196603060012	No.4-2, Unit 1, No.20, Taping, Jiangbei District, Chongqing	1100
362	75758	Cheng Qifeng	320583198101170439	No.2 Team, Jiedong Village, Penglang Town, Kunshan, Jiangsu	1100
363	75760	Li Yuanzhi	510213510418055	No.4-1, Unit 2, No.14, Wangjiaba No.1 Village, Huaxi Town, Banan District, Chongqing	1100
364	75761	Hu Hongqing	510213551122202	No.17, No.Fu3, No.10, Yangjiapingzhengjie, Jiulongpo District, Chongqing	1100
365	75767	Lv Rong	510213197207072023	No.3-4, No.36, Xiejiawanzhengjie, Jiulongpo District, Chongqing	1430
366	75836	Li Jianliang	510225196912165234	No.Fu12, No.53, Sanjiangjie, Banan District, Chongqing	1100
367	75840	Liu Qingbi	510213195601082044	No.4-1, Uint3, No.18, Minzhu No.1 Village, Jiulongpo District, Chongqing	1100
368	75948	Huang Ying	450321197008153022	55-4-1-602, Mingxiu Weat Road, Nanning, Guangxi	1430
369	75985	Wang Yue	450204197906011024	Nanning(Tanluo)-Baise Expressway Engineering Construction Office No.14, Chengnan Road, Long'an County, Guangxi	840
370	76558	Xin Fudong	410901197402022733	Command Center, Police Bureau, Zhongyuan Oil Field, Puyang, Henan	1430
371	76616	Li Jingqi	320705630503351	Culture Basic No.1 Section, Technology School of Finance & Economics, Lianyungang, Jiangsu	1100
372	76805	Liang Cuilian	412827197011190545	8-1-901, No.15, Yangfangdian, Haidian District, Beijing	1760
373	76972	Wang Jingchang	210104641125373	No.61, Zhongshan Road, Heping District, Shenyang, Liaoning	1430
374	76976	Song Shifang	510203531104004	No.22, No.2 Building, Dongfeng Village, Dadushan, Chongqing	1430
375	76978	Li Qianyu	510202540711062	No.21, No.498 Building, New Hill Village, Dadukou District, Chongqing	1430
376	76980	Ma Zhengxiu	510202195501163526	No.6-7, Uint 1, No.26, Guihuayuan New Village, Yuzhong District, Chongqing	1430
377	76981	Zhao ShiLing	510213501101244	No.10-2, Unit 1, No.1 Building, No.58, Shipingqiaohengjie, Jiulongpo District, Chong'qing	1430
378	77771	Long Chengrong	612127195605268661	No.2, 25/F, A Area, Xihang Garden, Baqiao District, Xi'an, Shaanxi	880
379	78288	Liu Guangbi	510213195201302423	A1-9-4, No.28, Xijiao Road, Yangjiaping, Jiulongpo District, Chongqing	1430
380	78406	Wei Furong	610103470128161	No.1, 12/F, Unit 2, No.4 Building, Lunqingfang, Beilin district, Xi'an, Shaanxi	1420
381	78426	Pan Xinsheng	320925197304047418	201 Room, No.5 Building, Fenghua Park, Yuehe Road, Kunshan, Jiangsu	1100
382	78429	Liu Huifen	110103193611161828	47-1-201, Nanjie, Outside Guang'an Gate, Xuanwu District, Beijing	1100
383	78431	Yu Yongqin	352121340808002	No.503, Seat No.5, Longyaoganxiusuo, No.14, Qishang Road, Gulou District, Fuzhou, Fujian	1430
384	78546	Yang Junjie	630104193710080511	East, 5/F, Unit 1, No.20, Development No.3 Zone, Qinniannanjie, Chang'an District, Xi'an, Shaanxi	880
385	78547	Dong Ruisheng	61212819390403191X	C82-2-1, Xihang Garden, Baqiao District, Xi'an, Shaanxi	880
386	78556	Wang Yingjun	220319651201081	Room 917, Xinfa Mansion, No.32, Xinfa Road, Chaoyang District, Changchun, Jilin	1100
387	78559	Xu Ping	320583790517021	Shuiling House Development Ltd., Lujiayouyi Road, Kunshan, Jiangsu	1100
388	78661	Lu Jie	110101156303272033	No.7 Letterbox, Beijing	1100
389	78665	Gao Zhongxiu	510213551116202	2-3-4, No.7 Building, Minzhu No.3 Village, Yangjiaping, Jiulongpo District, Chongqing	1100
390	78666	Li Xiang	350104197306130039		1100

391	78668	Lin Cong	352601197710302517	China Unicom Building, Jiexin Garden, Jiefang South Road, Longyan, Fujian	1430
392	78836	Zheng Linfang	33262319781115225X		1100
393	78838	Zhou Wei	510222197107103829	Fu 1-3-1, No.65, Hongyupo, Jiulongpo District, Chongqing	1100
394	78862	Gu Guanxing	330102193712240319	Room 502,Uint 1,No.26,Lower River,Fengqi Bridge,Xiacheng District,Hang'zhou,Zhejiang	1430
395	78939	Liu Shaohua	42900419621010801X	No.102, Unit 3, No.17 Building, Second Period, Xianqinqqingjiayuan, Xiantao, Hubei	1100
396	78942	Huang Lanying	31011119540308166X	Room 503 and 504, No.100, Huabang New Village, Baoshan District, Shanghai	1100
397	79158	Shen Caijin	110108195911100024	No.1601, No.2 Building, Xiaonanzhuang, Haidian District, Beijing	1100
398	79325	Chen Gang	340302196608130212	Nurse Medicine Department, Bengbu Medical University, No.2600, Donghai Ave., Bengbu, Anhui	1430
399	79327	Gao Wenyu	110104196910160462	No.16, Unit 1, 1st Floor, Anhuananli, Chongwen District, Beijing	1100
400	79332	Nie Baoyan	110104196307100860	No.72, Tiemen Lane, Xuanwu District, Beijing	1100
401	79423	Wu Xiaoqin	510213510808242	No.7-3, Unit2, No.1 Building, Jianzhu No.1 Village, Jiulongpo District, Chongqing	1430
402	79432	Chen Xiaoyan	320583811117004	10-3-403, Huagong New Village, Yushan Town, Kunshan, Jiangsu	660
403	79434	Ji Haiming	321102750223109	Finance Office, Bacheng Country, Kunshan, Jiangsu	1430
404	79435	Gu Zhengyong	320523195302180430	Construction Bank, No.158, Qianjin West Road, Kunshan, Jiangsu	1430
405	79441	Cai Shuling	610104481009003	No.6, Unit 1, No.24 Building, North-East Area, Longshou Village, Xi'an, Shaanxi	660
406	79443	Cao Tenghuan	610113431203002	Room 201, Unit 1, No.12 Building, No.119, Cuihuananlu, Yanta District, Xi'an, Shaanxi	1320
407	79456	Long Fangyu	510212195110240822	2-13-2, Zhujiang Garden, No.99, Zhigang Ave., Jiulongpo District, Chongqing	1430
408	79588	Wei Guangli	510222197612241421	No.2, No.1 Building, No.29, Shiping Village, Jiulongpo District, Chongqing (Inside Yangjiaping Telecommunications Company)	1100
409	79722	Shen Shoukun	532627640311411	Yangjie Farm, Jianshui County, Yunnan	1430
410	79724	Bai Shengyong	152921600111081	Salt Collection Branch, Lantai Company, Jilantai Town, Zuoqi, Alashan, Inner Mongolia	1716
411	79733	Li Qingqing	520111198303195427	6th Floor, HuBeibaofeng Building, Shennan East Road, ShenZhen, Guangdong	1100
412	79849	Chen Zhongling	350102630914056		1980
413	79856	Shang Changxiu	372323197301153317	No.207, Nanguandajie, Huimin County, Shandong	1100
414	79861	Li Shenshi	330204431230101	Room 403-14,Baoli Garden,Zhuque New Village,East River District,Ning'bo City,Zhejiang	1100
415	79963	Jiang Lianfen	510211550411002	No.18-5, No.12, Daxigoujie, Yuzhong District, Chongqing	1430
416	79964	Sha Jianmei	32102019750506154X	205 Room, No.6 Building, Mingzhu Village, Hailing, Taizhou, Jiangsu	1100
417	79966	Wei Zhiyong	350402194305210010	Room 610, No.79 Building, Chonggui New Village, Meilie District, Sanming, Fujian	660
418	79968	Mi Zonglun	51022819511102767X	No.60, Xiaonanjie, Bachuan Town, Tongliang Town, Chongqing	1430
419	80068	Pi Yongjun	410802520715253	No.28, Yaoyuan Lane, Xiuwu County, Jiaozuo, Henan	1100
420	80094	Ding Hao	321028197104030612	202 Room, No.9 Unit, No.3 Building, Chengqingxiyuan, Phenix Garden, Nanjing, Jiangsu	1400

421	80099	Zhu Ande	320103620107201	201-8-201, Shigu Road, Nanjing, Jiangsu	1100
422	80112	Bai Zhiping	410802620212451	Quality Inspection Section, Zhengzhou North Vehicle Sect, No.56, Shakou Road, Zhengzhou, Henan	1430
423	80179	Wang Shixi	110104194905202534	No.9, Jiadaoju, Xuanwu District, Beijing	1100
424	80183	Duan Bing	110108197004284930	15-4-415, Zizhuyuan South Road, Haidian District, Beijing	1800
425	80192	Feng Jinsong	430103680112101	3-4-38, Lodging House of Hunan Machine Tool Plant, Xinkaipu, South Area, Changsha, Hunan	1100
426	80243	Zhao Ou	510202580523622	No.6-1, Unit 1, No.1 Building, Guangshachengkouzutuan, Jiulongpo District, Chongqing	1100
427	80405	Jiang Zhongqu	610103430601362	No.96, Hanguang North Road, Beilin District, Xi'an, Shaanxi	1162
428	80408	Huang Wenjing	520103197012094461		880
429	80566	Yuan Xingqin	342223720305136	Qiji Branch, Meiganshi Power House, Suzhou, Anhui	1100
430	80582	Zhen Chunwang	110108196905197311	No.12 Branch, Zhongguancun Institute, Haidian District, Beijing	1100
431	80586	Wang Yan	110109198112261219	No.35, Shang'andongjie Yongding Town, Mentougou District, Beijing	1100
432	80639	Li Pei	510215831021162		1100
433	80677	Wu Lijuan	130206730407032	No.80, No.5 Building, No.4 Courtyard, Wanshou Road, Haidian District, Beijing	1100
434	80678	Jia Yulin	110108193210015717	No.8, Unit 21, No.5 Courtyard, Nandajie, Zhongguancun, Haidian District, Beijing	1100
435	80683	Cai Guofen	310224560212904	Room 301, No.24, 5122 Lane, Chuansha Road, Pudong District, Shanghai	1100
436	80754	Li Yong	512928196610233835	No.119, Fengtiandadao, Shapingba District, Chongqing.	1100
437	80756	Chen Xiumei	342225194810258027	East 41-3-1-1, Fengyang West Road, Bengbu, Anhui	1430
438	80766	Lei Dashuang	350526198108287515	No.590, 15th Team, Dongshan Village, Dongping Town, Yongchun County, Quanzhou ,Fujian	660
439	80767	Sang Guiying	110103195602021822	16-4-10, Tianningsidongli, Xuanwu District, Beijing	1100
440	80768	Li Jingyao	110104195207210419	No.22, Sanjing Lane, Xuanwu District, Beijing	1100
441	80953	Yu Yong'an	132926196604120371	Tongmingyuan, Sangyuan Town, Wuqiao County, Hebei	1100
442	80955	Mo Changsheng	620104196002090294	Lubricating Grease Factory, Lanzhou Petrochemical Company, No.10, Lanlianjie, Xigu District, Lanzhou, Gansu	2002
443	81137	Zhong Le	342201198006071023	3-501, No.16 Yuluyuan Housing Estate, Changping District, Beijing.	1100
444	81156	Gan Luying	362501196710072071	Linchuan District Health and Quarantine Station, Fuzhou, Jiangxi	1600
445	81165	Sun Rukun	110108194107085711	No.4051, Tower No.4 Building, No.10 Courtyard, Chedaogou, Haidian District, Beijing	1430
446	81169	Dou Lina	110106197807084825	No.1506, No.69 Building, South 3rd Ring Mid Road, Fengtai District, Beijing	1100
447	81170	Jia Xiaoping	110108195708095821	No.1609, Unit 134, No.5 Courtyard, Nandajie, Zhongguancun, Haidianqu, Beijing	1100
448	81172	Jiang Bo	210821197802150622	Room S208, No.35, Qinghelonggang Road, Haidian District, Beijing.	1100
449	81173	Li Jun	110103195801271912	56-61-101, Majiabuxili, Goat Bridge, Fengtai District, Beijing	1100
450	81175	Yang Renrong	320504195007282048	No.110, No.7 Building, No.3 Area, Fangzhuangfangqun Park, Fengtai District, Beijing	1100

451	81176	Zhang Yun	110102580429276	26-606, Jiandesili, Xingchengnanli, Yan Hill, Fangshan District, Beijing	1100
452	81177	Li Zhongshan	222401196510041872	Jilin Aolian Law Office, No.168, Juzijie, Yanji, Jilin	1430
453	81179	Zhang Xudong	140202701101301	No.7, Unit 2, No.4 Building, Huzhuli, Shicheng District, Datong, Shanxi	1100
454	81181	Deng Lichun	452324198302013018	Tax Bureau Lodging House, Jiaoyu Road, Xing'an District, Guilin, Guangxi	1100
455	81191	Wang Shaonan	510202195112132144	No.Fu 49, No.150, Dongjiaxi, Jiangbei District, Chongqing	440
456	81193	Chen Yuanfeng	352625197809090033	No.101, Gouliu Road, Xiaotangshan Town, Changping District, Beijing	1100
457	81271	Zhang Lianjun	110104197203120431	No.6, Xitaiping Lane, Xuanwu District, Beijing	1100
458	81272	Shen Huirong	110102194705122342	A 8-2-803, Sanlihe East Road, Xicheng District, Beijing	1100
459	81277	Dan Zhaohui	510102301225346	Sichuan Artists Association) No.2, Genshangjie, Dongcheng, Chengdu, Sichuan	1320
460	81280	Zhou Zhihua	340826196406019223	Jiucheng Agriculture Bank, Wangjiang County, Anhui	1430
461	81281	Zhu Gongsheng	352123520715701	Room 706, Seat No.14, Sanhua Garden, No13, Yuefeng Road ,Yuefeng Town, Jin'an District,Fuzhou, Fujian	1100
462	81373	Yao Xianzhi	110108630929575	No.27, Baishiqiao Road, Haidian District, Beijing	880
463	81485	Xi Zhanling	110103195804271811	No.15, Majiabulu, Chongwen District, Beijing	1100
464	81495	Zhou Rui	510211820811181	No.4-6, No.10 Building, Qinjian No.1 Village, Jiangbei District, Chongqing	1100
465	81570	Sun Jian	340302610628121	(Oujian Company)No.328, Yan'an Road, Bengbu, Anhui	1100
466	81597	Li Ran	110106198707162130	No.7, Lijiacaiyua,Changxindian, Fengtai District, Beijing	1100
467	81605	Qiao Kun	110107197903101214	No.307, No.61 Building, Yongle Village, Shijingshan District, Beijing	1100
468	81608	Xie Benzhou	110101197808244550	No.102, Unit 3, No.4 Building, Qingnianhudongli, Dongcheng District, Beijing	1100
469	81617	Li Hui	11010419800412205X	No.6, Lepeiyuan, Xuanwu District, Beijing	1100
470	81619	Hu Wenlu	610104197906038395	MSG CNTR of The Whole Nation Customhouse, No.63, Jinbao Street, Dongcheng District, Beijing.	1100
471	81661	Zhou Liming	532728580823001	No.1, Yueguang Road, Simao Town, Yunnan.	660
472	81663	Tong Zhaoxia	320828197807233865	Chuzhou Traditional Chinese Hospital Kidney Illness Section, Chuzhou Area, Huai'an , Jiangsu	1100
473	81665	Peng Wenli	441402680514072	No.13-602, Jiangnanlongping New Village, Meizhou, Guangdong	1100
474	81667	Liu Wenguo	110108680901575	Collective Apparatus Head Office, Haidian District, Beijing	1100
475	81929	Chen Jingyu	310110195601160450	Room 107, No.39, Fengnan No.1 Village, Yangpu District,Shanghai	1100
476	81939	Ren Ping	110101195503210043	No.2, No.26 Building, Chou Area, Baiwanzhuang, Xicheng District, Beijing	1400
477	81942	Li Yatao	110102196706240825	21-4-302, Bingmasi Lane, Xicheng District, Beijing	1100
478	81952	Ma Xingbing	650103197409044015	No.61, Zhongshan Road, Heping District, Shenyang, Liaoning	1430
479	82115	Huang Liping	452702641018008	China Agriculture Bank, Yizhou, Guangxi	1000
480	82117	Qi Xueting	632521196908020614	Room 322, No.6 Builing, No.44, Gonghe South Road, Chengdong District, Xining, Qinghai	1430

481	82118	Guo Zhenlin	452123197304175836	No.1, Jianshe Road, Litang Town, Binyang County, Guangxi	1100
482	82121	Yang Weiling	450105197202140048	6 Nan'erli Xinghu Road,Nanning Guangxi P.R.China	1100
483	82128	Chen Shuo	110102198012291555	Room 1014, No.18 Building, Nandajie, Xizhimen, Xicheng District, Beijing	1430
484	82130	Wang Peng	110224810721141	Tongxin Village, Yinghai Town, Daxingqu, Beijing	1100
485	82178	Fan Jing	110111198201170345	2-9, No.19 Building, Lujia Lane, Liangxiang, Fangshan District, Beijing	1100
486	82182	Zhang Guozhong	110105195406050418	7-11-101, Kangjiayuan, Chaoyang District, Beijing	1100
487	82184	Yin Xiaoqian	140431192911010012	No.27, Guyuan Road, Beimenjie, Qinhe Town, Qinyuan County, Shanxi	1100
488	82185	Li Mingqing	110101195806221532	No.1, 13th Floor, East Gate, No.1 Building, No.3 Courtyard, Wangjing Road, Chaoyang District, Beijing	1100
489	82188	Li Yajing	110101195912181546	8-5-601, No.2 Area, Nanyuanbeili, Fengtai District, Beijing	1100
490	82192	Wang Yongming	110102195602111610	11-4-413, Furongli, Haidian District, Beijing	1100
491	82201	Gao Jianlong	120113660219123	Linfen Organic Chemical Plant, No.2, Qiaodongjie, linfen, Shanxi	1430
492	82207	Tian Nao	110105195303210829	No.1408, No.39 Building, No.11 Area, Hepingjie, Chaoyang District, Beijing	1760
493	82395	Zhou Xiuhua	110108195406305424	2-3-201, Houbaizhuizi, Haidian District, Beijing	1100
494	82396	Zhu Kongzhi	332621197307180734	No.146 Letterbox, Taizhou College, Linhai, Zhejiang	1800
495	82398	Zhao Yulan	440223640807004	Room 402, No.4 Building, No.122, Jurenjie, Xiongzhou Town, Nanxiong, Guangdong	572
496	82400	Shen Jun	321081680731751	101 Room, No.6 Building, Xupubaisha Third Village, Yizheng, Jiangsu	1100
497	82401	Cao Zhirong	321082750817061	No.17, Hailing North Street, Taizhou, Jiangsu.	1100
498	82404	Luo Yishun	340503510715002	18-406, Dongxin Village, Huashanxuzhan, Ma'anshan, Anhui	1430
499	82405	Chen Jichuan	350500421205101	No.604, No.5 Building, Renfeng Riverside District, Wenlin North Road, Quanzhou, Fujian	1100
500	82409	Peng Qingkai	350221710807151	Binbei Credit Investment Depantment, No.29, Jinqiao Road, Xiamen, Fujian	1320
501	82471	Xie Guiyun	44012119680416151X	9-901, Yujingtai, Yongjinghaoyuan, Suiyan Road, Nanhai District, Foshan, Guangdong	1100
502	82646	Liu Biao	340104195112241012	(No.48, Wuhu Road)Hefei Meiling Stock Company, Hefei Meiling Refrigiratory Head Factory, Anhui	1100
503	82662	Zhang Limei	110221740609482	A10-7-701, Youneidajie, Xuanwu District, Beijing	1100
504	82667	Pu Zhenming	342301196410310811	Langya Government Offices Administration, Chuzhou, Anhui	660
505	82669	Chen Baijiang	352121197305123214	Room 706, Seat No.14, Sanhua Garden, No13, Yuefeng Road ,Yuefeng Town, Jin'an District,Fuzhou, Fujian	1320
506	82716	Zhang Qiufeng	110111197809163018	Huangyu No.1 Primary School, Sanlipu, Puhuangyu, Fengtai District, Beijing	1100
507	82859	Jiang Shanxuan	370631195704121024	No.101, No.6 Building, Government Residence Area, Laishan District, Yantai, Shandong	800
508	82863	Hui Xiu'an	630121571226271	Manage administration of Qiaotou Aluminium electricity Ltd., Datong County, Qinghai.	1430
509	82904	Hu Caixiang	332621660708186		1100
510	82911	Zhang Ling	110111198402075926	No. 502, Unit 5, No.9 Building, Hongshunyuan Village, Liangxiang Town, Fangshan District, Beijing	1100

511	82916	Han Jianjun	110104195708011661	25-57-6, Temple of Moon Beijie, Xicheng District, Beijing	1100
512	83154	Zhu Jianyao	310106195901210419	Room 214, No.780, Qinzhou Road, Xunhui District, Shanghai	1100
513	83155	Zhang Zairui	320602193404122017	Room 902, No.10, 1759 Lane, Xincun Road, Putuo District, Shanghai	1100
514	83179	Nie Zhanye	632826196503120017	Oil Field Company, Oil Guest House, Tugou Town, Mangyanhua, Haixizhou, Qinghai	1100
515	83183	Shen Lichen	320504510605051	Room 509, No.298, Tongjing South Road, Suzhou, Jiangsu	1430
516	83187	Zhang Fenlan	420102391003282	Zhou Shiping c/o Zhang Fenlan, Changjiang Rock Soil Project Head Office, No.1863, Hankoujiefang Avenue, Wuhan, Hubei.	1100
517	83193	Ma Zhenlian	630103391215001	71-2-9, Seat A, Xihang Garden, Xinzhu Town, Baqiao District, Xi'an, Shaanxi	1400
518	83239	Ran Qifeng	510213500916122	No.11, Unit 1, No.9 Building, Jiangong No.3 Village, Yangjiaping, Jiulongpo, Chongqing	1430
519	83240	Mi Xiuqiong	510213196001201227	4-4, Unit 2, No.11, Tielu No.3 Village, Jiulongpo, Chongqing	1430
520	83244	Long Bin	510211196908243721	No.2-2, No.36, Zhengjie, Xiejiawan, Jiulongpo District, Chongqing	1430
521	83252	Du Huijing	372330650329548	No.28, Guantao Road, Shibei District, Qingdao, Shandong	1100
522	83256	Chen Jingyu	310110560116045	Room 107, No.39, Fengnan No.1 Village, Yangpu District,Shanghai	1100
523	83289	Wang Fugang	371323830819741	No.12, Unit 4, No.3 Building, Kangfunanli, Chongwen District, Beijing	1760
524	83297	Zhao Yanli	130603197409261242	1-2-301, Lodging House of Hebei Primary School, Junxue Lane, Wusi East Road, Baoding, Hebei	1100
525	83598	Yang Chong	110111198309200390	No.64, Wudian Village, Liangxiang Town, Fangshan District, Beijing	1100
526	83612	Zhao Wei	110102196610032757	15-3-6, Yushuguanxili, Xicheng District, Beijing	1430
527	83616	Li Lijun	110224198201210519	No.47, Zhengyang Lane, Nanxiaojie, Jiugong Town, Daxinqu, Beijing	1100
528	83618	Guo Wei	11010519790226043X	5-2-6, Dongdaqiao Road, Chaoyang District, Beijing	1100
529	83748	Chen Hua	310228197408315834	Room 402, No.26, 404 Lane, Jianhe Road, Changning District, Shanghai	1100
530	83761	Liu Xiulin	110108590116272	Shuangquanbu Automobile Repair No.1 Factory, Chaoyang District, Beijing	1100
531	83762	Tian Yize	12011019820909272X	2-2-602, Shijixianghejiayuan, Jinzhongwendajie, Hebei District, Tianjin	1100
532	83764	Ma Yuhua	232602197304300523	No.76, No.28 Building, Laoshandongli, Shijingshan District, Beijing	1100
533	83785	Zhu Zhanghui	512924196702132948	No.4-3, Unit 1, No.1 Building, No.31, West No.3 Road, Huahuiyuan, Longxi Town, Yubei District, Chongqing	1430
534	83787	Dai Qiong	432524197302233275	Beijing Zhongda Yaohuaxin Accountant Office, Room 706, Henghua International Commerce Center, No.26, Temple of Moon Beijie, Xicheng District, Beijing	1100
535	83790	Sun Ge	110107196907060646	No.1604, No.19 Building, Zhuzao No.1 Area, Shijingshan, Beijing	1100
536	84014	Guo Zhongheng	110225195703260316	No.184, Wudian Village, Liangxiang Town, Fangshan District, Beijing	1100
537	84015	Wang Qi	110108197104274211	No.1410, No.5 Building, Niujiedongli Village, Xuanwu District, Beijing	1100
538	84017	Zhang Xianghong	430602651029452	No.401, No 5 Building, East Maoling Engineering Company, Yueyang, Hunan	1100
539	84019	Yao Qing	320402670723002	10-J-6010, Jinxiyuan, Changzhou, Jiangsu	1100
540	84021	Xie Guanhua	320404421009082	602 Room, Third Unit, No.6 Building, Jinxiyuan, Changzhou, Jiangsu	1100

541	84025	Shao Yunhong	110104194607120020	11-3-1, Hufang Road, Xuanwu District, Beijing	1100
542	84042	Zhuang Huaxiang	350521197502166539	No.85, Chen Zhuang, Jinta Village, Shanyao Town, Quangang District, Quanzhou, Fujian	1100
543	84043	Yang Shuqiong	510321320402300	South West Hospital ICU, Shapingba District, Chongqing	1100
544	84066	Guan Xin	120222197803055215	No.326, A Area, Aosen Logistics Center, Xiqingdao, Xiqing District, Tianjin	1100
545	84129	Sun Yunmei	31011119540108084X	Room 203, No.43, Baolin No.7 village, Baoshan District, Shanghai	1100
546	84177	Xu Mingxia	420106194411254823	No.2102, Seat A, Jingyun Gardon, Jiedaokou South Road, Wuchang District, Wuhan, Hubei	660
547	84179	Zou Rui	340403671110143	Huainan Municipal Government, Anhui	1100
548	84183	Wu Zhijuan	110223197007234284	No.103, Mazhuang Village, Majuqiaozhen Village, Tongzhou District, Beijing	1100
549	84184	Zhang Jian	110103193412040310	No.108, Guangqumenneidajie, Chongwen District, Beijing	1100
550	84187	Zhang Jizheng	110228198307272617	Shuiyu Village, Jugezhuang Town, Miyun District, Beijing	1100
551	84189	Zhang Shuming	110104194808100413	8-1-403, No.3 Courtyard, Chengzhuang Road, Fengtai District, Beijing	1100
552	84284	Yin Penghui	410102197306041515	Henan College Of Traditional Chinese Medicine Mathematics And Science Subjects;NO.1 Of Jin Shui South Road,Jin Shui District ,Zheng Zhou City ,Henan Province	660
553	84287	Yu Haitao	110226198308204736	No.108, Nandulehebeijie, Nandulehe Town, Pinggu District, Beijing	1100
554	84289	Xu Mianhua	350500198012211029	No.28, West Ring Road, Xindian Village, Anhai Town, Jinjiang, Fujian	1100
555	84368	Chen Weiyang	330204194906242016	Room 605,No.18,No.165 Street,North Rainbow Road,East River District,Ning'bo,Zhejiang	1716
556	84369	Gao Fukang	310107320320001	Room 205, No.447, 660 Lane, Aomen Road, Shanghai	1100
557	84418	Ni Yunyan	510202198204256527	No.1-2, No.257, Qiaobei Village, Jiangbei District, Chongqing	1430
558	84586	Zhou Rui	413026197311206394	Miaozhuang Villagers Team, Zhanggang Village, Quanhepu Township, Gushi District, Henan	1100
559	84637	Liang Hexiang	332621540913042	Room 402, Unit 3, No.84, Lishan Road, Linhai, Zhejiang	1400
560	85086	Su Yan	510202197207083225	61-1-1, Zaozilanyazhengjie, Yuzhong District, Chongqing	1100
561	85360	Ma Yue	110105197908253310	3-1-101, Fatouxili, Chaoyang District, Beijing	3740
562	85370	Yang Ge	110106771219271	Zhuanghu Village, Wangzuo Town, Fengtai District, Beijing	1100
563	85384	Yu Jing	110103198601140946	No.143, Xixiaoshijie, Chongwen District, Beijing	1100
564	85387	Tang Xiaoli	132626830313350	No.64, Hongmiaobeili, Chaoyang District, Beijing	1100
565	85396	Xu Tao	110102198302220034	4-3-405, Dongdajie, Xuanwumenwai, Xuanwu District, Beijing	1100
566	85397	Ma Dahe	110229197112061811	No.66, Xiguanbeijie, Jiuxian Village, Jiuxian Town, Yanqing County, Beijing	1100
567	85403	Zou Dawen	110106194507013319	8-1-403, No.3 Courtyard, Chengzhuang Road, Fengtai District, Beijing	1760
568	85405	Song Hongyan	110108196903226369	No.2 Courtyard, Zhujiafenwuli, Fengtai District, Beijing	1100
569	85407	Yang Huirong	130122197101272262	No.31, Inside Jingnan Freight Courtyard, Jingliang Road, Xihongchuan Town, Daxing District, Beijing	1100
570	85408	Lei Zhijie	110104195309300837	No.601, No.2 Building, Yurenli Village, Fengtai District, Beijing	1100

571	85419	Chen Shixin	422124197211128011	Weijia Forage Factory, Anding Town, Daxing District, Beijing	1100
572	85422	Du Qiye	142125197204045129	Weijia Group, Anding Town, Daxing District, Beijing	1100
573	85674	Wang Litang	420204500620493	Room 602, Unit 1, No.1 Building, Rihuyuan, Nanbowan Village, Lianghu Ave., East Lake Hi-tech, Wuhan, Hubei	1100
574	85704	Wu Yibo	422427560504031	Xiantao Middle School, Xiantao,Hubei	1720
575	85727	Lin Hualin	350104401215002	Room302, Seat No.11, Wufeng New Village, Tongpan Road, Fuzhou, Fujian	1430
576	85739	Zhong Guoyou	420111681003411	Purchse Department, SAIC-GM-Wuling Automobile Co., Ltd., No.18, Hexi Road, Liuzhou, Guangxi	1860
577	85740	Liu Min	110109197408060947		660
578	85742	Ye Zhiwei	310107194403100024	Room 403, No.4, 972 Lane, Xikang Road, Shanghai	1100
579	85747	Fan Zheng	110101194512242026	No.301, Unit 2, No.16 Building, Anle Park, Tianxiu Garden, Haidian District, Beijing	1100
580	85752	Liu Binxiang	510802610612463	Lodging House, Datan Railway Station, Mid Area, Guangyuan, Sichuan	1400
581	85922	Wang Jianchen	622701450410057	A Area, Hongguang Electron Limited Company, Pingliang, Gansu	1100
582	85938	Zhang Peijie	110101195306034060	No.5, Anli Lane, Xicheng District, Beijing	1430
583	85961	Qin Baosheng	110104195702210854	Room 312, No.2 Building, No.33 Courtyard, Majiabu Road, Yangqiao, Fengtai District, Beijing	1100
584	85962	Shen Chunshan	110103195601180952	No.1105, No.42 Building, Songyuxili, Chaoyang District, Beijing	1100
585	85963	Liao Meizhu	350600621115056	No.20, Fanghuaheng Road, Xiangcheng District, Zhangzhou, Fujian	1716
586	86676	Zhang Yan	532201196501280347	Trade Union, Sales Department, Qujing Branch, China Industrial and Commercial Bank, Qilin District, QuJing, Yunnan	1100
587	86678	Zhu Huihong	362101590207062	No.12, Dongqiao Road, Ganzhou, Jiangxi	1980
588	87768	Weng Wuxiao	350102195304060397	(Lodging House of Provincial Science Information Institute)No.36, Bingxi Qixia Road, Drum Tower, Fuzhou, Fujian	1430
589	87960	Xue Bai	370724196812050063	No.502, Unit 1, No.5 Building, No.27, Jingshi Road, Lixia District, Jinan, Shandong	1100
590	87974	Dong Xin	220403520526312	(No.233, Renmindajie, Farm and Development Office of Finance Bureau, Liaoyuan, Jilin	1430
591	87976	Xu Jifeng	370105197210241455	No.7, Beiguangmingxing, Daqiao District, Jinan, Shandong.	1100
592	88785	Gu Xinsui	441424198107106078	B5, Unit 7, No.5 Alley of Fengweikeng Village, Shenzhen, Guangdong.	1430
593	88786	Yu Yi	440306198108080034	1-6-506, Yufu Lane, Jian'an No.1 Road, Bao'an District, Shenzhen, Guangdong	1430
594	89474	Tu Chunguang	44030119790318651X	Room 304, No.3 Building, Longhui Garden, Nanshan Disrict, Shenzhen, Guangdong	1100
595	91535	Cai Enwei	330104196405281635	Zhejiang Quanfuda Electric Power Science and Technolgy Company, (Hongxing Farm) Tangxin Road, Xiaoshan District, Hangzhou, Zhejiang	1100
596	91705	Wu Jing	420102197406171263	Wei Hui, Department of Science Research, Second Artillery Command Institute, Wuhan, Hubei	660
597	92197	Li Dongshan	350211197201180012	Room 401, No.21, Jimeijiyuan Road, Xiamen, Fujian	1100
598	92366	Yang Li	230604620829082	Engineering and Technology Brigade, Oil Extraction Sixth Factory, Daqing, Heilongjiang	1100
599	92641	Ma Yulan	120103193212121425	Makaiyuan, Shaanxi Chemical and Construction Fifth Company, Xingping, Shaanxi	1400
600	92643	Li Xuqing	210302331215121	No.19, No.19 Building, Tiedongqidaojie, Anshan, Liaoning	1430

601	92786	Zheng Xian	445202198206253094	Kaihong Realty Management Ltd., M-5 Building, Nanshanmaqueling Industrial Zone, Shenzhen Guangdong	1140
602	93261	Wang Hongxia	632825196708230029	32-1-4-2, New No.2 Area, Qili Town, Dunhuang, Gansu	1720
603	94920	Duan Xiaoqiong	440301198111024429	8-101, Tianjian Municipal Administration Big Yard, Futian District, Shenzhen, Guangdong	1100
604	95402	Gan Xiaohong	360111620201002	No.92 Daijia Alley, Huayuanjiao Street, Dieshan Road, Nanchang, Jiangxi.	1100
605	95585	Hou Xueying	372922710106478	No.15 Building, North Area, Longxing Park, Huilonghuan Town, Changping District, Beijing	1100
606	96934	Hong Yalan	350621196202020029	No.115 Xihu Road, Shima Town, Longhai City, Fujian.	1210
607	97099	Wang Xueying	310225194712096223	Room704,No.8 709 Alley, Wuyi Road, Chang Ning District, Shanghai.	1210
608	97593	Chen Hua	140429197606085924	Taihang Street, Fengzhou Town, Wuxiang County, Shanxi.	1100
609	98465	Hong Wenfeng	340111197207284018	Shengzhi Homestead, East Taihu Road, Baohe District, Hefei, Anhui.	1100
610	98797	Zhang Zhuqing	410821196901194527	36-2-803, Beijingrenjia Village, Huilongguan, Changping District, Beijing	1100
611	98803	Zhang Chengyun	133022197704232275	Qingguandian Village, Xiwang Town, Jizhou, Hebei	1400
612	99141	Li Xiuzhi	210203193311055280	6-1,No.27 Changhong Street, Xigang District, Dalian, Liaoning.	1100
613	99751	Feng Meiwen	310105195909243227	Room403,No.37 First Longbai Village, Minxing District, Shanghai.	1210
614	99752	Lai Honghui	352624730712101	5A202, Haiqing Garden, No.282 Cangxiang Road, Haicang District, Xiamen, Fujian.	1210
615	99813	Jiang Huiqin	340103196211032564	5-106,New hongtu Village, Luyang District, Hefei.	1100
616	99822	Wang Guizhi	130703540418064	3-1-301, Dongxiangyuan Village, No.5, Lingyuan South Road, Qiaodong District, Zhangjiakou, Hebei	1400
617	99823	Fan Huagang	330106650227041	No.1201, No.8 Building, No.5 Area, Jindingjie, Shijingshan District, Beijing	1400
618	99829	Sun Yongsheng	110223197911026379	No.176, Xixiaomazhuang Village, Liyuan Area, Tongzhou District, Beijing	1400
619	99865	Cai Yinping	342221198603166069	Fanzhuang, Changzhuang Village, Longhai Township, Dangshan District, Anhui	1100
620	97592	Cai Jingfang	310107194406305420	Room203, No.128 Beishi Road, Zhenru Town, Shanghai.	2130
621	103914	Yu Yi	430682197605275330	Xiaotang Industrial Zone, Dongkeng Town, Dongguan, Guangdong	12333
622	99748	Yang Hui	310105195303262829	Room302,No.17 Lane1041, Hongqiao Road, Changning District, Shanghai.	4719
623	84071	Yu Wenbo	230106196903281442	No.202, Zhongshan Road, Nangang District, Harbin, Heilongjiang	2400
624	101659	Liu Detang	35010219630122037	94-501, Huli Avenue, Huli District, Xiamen, Fujian.	4840
625	81918	Wei Jinhua	441424540615157	No.593, Pinghudajie, Pinghu Town, Longxiao District, Shenzhen, Guangdong	4290
626	103893	Yan Feng	630102197301010016	116-1-231, Shandong Road, South Xining City, Qinghai. Zip code:810007	8000
627	83246	Zhu Zhenqiu	31011119380925041X	Room102, No.3, Haibin No.4 Village, Baoshan District, Shanghai	2200
628	83248	Liu Chuyi	420106511123483	7-3-2, No.35, Geology Village, Qiaokou District, Wuhan, Hubei	2860
629	83251	Cao Zhihong	140102196404062061	No.2 Building, H Area, Qiaodongjie, Taiyuan, Shanxi	4400
630	83253	Wang Xiaoyu	362132720109001	B-1-201, No.6, Renmin Alley, Ganzhou, Jiangxi.	17600

631	83254	Gong Xiaolan	370502195608153221	No.902, A No.1 Building, No.20, College Road, Haidian District, Beijing	8600
632	83255	Lv Shijun	110111196311015574	2-4-502, No.1 Courtyard, Dongyingli, Fengtai District, Beijing	2200
633	83286	Wang Yiping	412824700423355	Shen Yingshi c/o Wang Yiping, Room 1302, No.20 Building, Yuhuixili, Chaoyang District, Beijing	2200
634	83296	Liu Quanguang	11022219491121242X	No.808, No.8 Door, No.9, Sanhuqiao South Road, Zizhuyuan, Haidian District, Beijing	2200
635	83298	Liu Yibin	110108193605072265	No.201, Unit 1, No.5 Building, No.49, Garden North Road, Haidian District, Beijing	2200
636	83299	Liu Wei	11010119550927403X	No.508, No.2 Building, No.2 Area, Anzhenli, Chaoyang District, Beijing	4400
637	83300	Han Baohua	110101195501080580	No.1207, No.306 Building, Beili, Shaoyaojubeili, Chaoyang District, Beijing	6600
638	83592	Fu Changzheng	360102198106148019	No.80, Fuhong Road, Nongovernmental Business Technology Park, Yushan Town, Kunshan, Jiangsu	6600
639	83599	Wei Ping	110101198403020561	No. 150, Dongsiwutiao, Dongcheng District, Beijing	3300
640	83602	Wang Wenzhu	130102830318062	No.23, East Lane, Lumicang, Dongcheng District, Beijing	2860
641	83603	Tian Jing	110104195904132524	No.1402, Unit A, No.1 Building, No.62 Courtyard, Basin Lane, Xuanwu District, Beijing	2200
642	83605	Li Wei	110105195704055444	No.302, Unit 8, No.1 Building, No.2 Courtyard, Xiangluyingtoutiao, Xuanwu District, Beijing	2200
643	83609	Zhang Wenrong	130404711209092	No.1, Unit 2, No.56 Building, No.18, Qianjindajie, Fuxing District Handan, Hebei	2200
644	83614	Zhao Yusheng	110105194907050016	Room 806, Unit 46, Huawei North Lining, Chaoyang District, Beijing.	2200
645	83758	Wang Jian	110104196710060010	No.1102, No.9 Building, Panjiayuannanli, Chaoyang District, Beijing	4400
646	83759	Tang Xuhong	412924661116322	Modern Driver Newspaper Office, 11th Floor, No.18 Building, No.3 Area, Anhuaxili, Chaoyang District, Beijing	2200
647	83760	Liu Lifei	110106195803063382	No.1606, No.416 Building, Huizhongli, Chaoyang District, Beijing	2200
648	83763	Huang Xinqi	360102196405013350	Room West 1202, No.56, Zi'an Road, Nanchang, Jiangxi	8600
649	83766	Yuan Yuan	110108198007264227	49-B-2, No.28 Courtyard, Wanshou Road, Haidian District, Beijing	4400
650	83767	Zhang Hai	110105197008245470	6-2-601, No.3, Xiaohuangzhuangqianjie, Chaoyang District, Beijing	2200
651	83789	Cui Shibao	110106195510114211	21-1-301, Liujiayaonanli, Fengtai District, Beijing	2200
652	83792	Zhao Lingyun	330105197912071019	Room 301, Unit 2, No.1 Building, Pedagogical School New Village, Wen'er Road, West Lake District, Hangzhou	2200
653	83794	Xie Mei	110105196408136121	No.501, Unit 5, No.2 Building, Yangfangdian, Haidian District, Beijing	4400
654	83803	Zhu Xiaojing	341226197809100248	18-17-1-12, Renmin East Road, Chengguan Town, Yinshang County, Anhui	4400
655	83846	Qiang Guanxiu	341226195611100016	Residence Area, Chengguan Town Traffic Bureau, Yingshang County, Anhui	2200
656	84011	Liu Hongtao	110108197202162117	No.401, No.801 Building, Zhongguancun, Haidian District, Beijing	4400
657	84012	Wang Hongmin	110108197610246029	No.303, Unit 4, No.5 Building, A No.17, Big Willow Road, Haidian District, Beijing	5720
658	84013	Wang Lihua	110109198307193623	No.345, Tianzhuangju, Tianzhuang Village, Yanchi Town, Mentougou District, Beijing	2200
659	84016	Yin Xudong	110101195407185036	No.1301, No.14 Building, Huayanbeili, Chaoyang District, Beijing	2200
660	84023	Li Zhongxiu	510215630128252	2-16, No.90, Yuejin Village, Dadukou District, Chongqing.	2860

661	84041	Yuan Ge	210106690509213	4-6-1, No.3-2, Yunfengnanjie, Tiexi District, Shenyang, Liaoning	2200
662	84044	Zhang Qinghui	350500450130001	No.B-602, Technics Lodging House, Xiuhuijie, Puxi, Fengze District, Quanzhou, Fujian	2288
663	84068	Wang Chungeng	110108194512156018	No.303, Unit 4, No.5 Building, A No.17, Big Willow Road, Haidian District, Beijing	5720
664	84069	Yuan Yinghui	110108194907016028	No.303, Unit 4, No.5 Building, A No.17, Big Willow Road, Haidian District, Beijing	5720
665	84185	Ye Min	110104197205132014	No.408, No.5 Building, No.3 Area, Kaiyangli, Fengtai District, Beijing	5720
666		An Sixiao	610122198209077564	No.5,West Main Street,Cheng Guan Town,Fu Feng Country, Xi'an	729995
667		Quan Jun	610113197402177910	10-6-62,South Area Of The Fifth Yard,Kunming Road,Yan Ta District,Xi'an	100000
668		Sun Wei	610104690218731	13-6,Jian Hua Road,Lian Hu District,Xi'an	50000
					2200000